ACCESSION AND AMENDMENT AGREEMENT

      This Accession and Amendment Agreement dated as of October 1, 1998 (this "Agreement") is executed and delivered in connection with the Amended and Restated Credit Agreement dated as of August 14, 1998, among Coach USA, Inc., a Delaware corporation, the financial institutions parties thereto, as Banks, and NationsBank, N.A., as the Agent (as modified from time to time, the "Credit Agreement," the capitalized terms of which are used herein unless otherwise defined herein).

      Whereas, as contemplated by Section 2.1A(f) of the Credit Agreement, the Borrower has requested that the Revolving B Loan Commitments be increased to $125,000,000; and

      Whereas, Credit Lyonnais New York Branch and SouthTrust Bank, N.A. (each herein referred to as a "New Facility B Bank" and collectively, the "New Facility B Banks") have each agreed to become a Facility B Bank under the Credit Agreement with a Revolving B Loan Commitment of $15,000,000;

      Now therefore the parties hereto agree as follows:

      1. Each of the New Facility B Banks shall, on and as of the Effective Date (as herein defined) become a Facility B Bank under the Credit Agreement with a Revolving B Loan Commitment of $15,000,000.

      2. Each of the New Facility B Banks hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.7 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Credit Document; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and any other Credit Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform all of the obligations which by the terms of the Credit Agreement or any other Credit Document are required to be performed by it as a Facility B Bank; (v) specifies as its Applicable Lending Office the office set forth on Annex A of this Agreement.

      3. Credit Lyonnais New York Branch hereby confirms that it will deliver to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made it under the Credit Agreement and its Facility B Note or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

      4. For purposes of notices under the Credit Agreement, the Applicable Lending Offices and addresses for notices to the New Facility B Banks are set forth on Annex A to this Agreement.

      5. On the Effective Date, notwithstanding anything to the contrary in the Credit Agreement, each of the New Facility Banks shall be a "Facility B Bank" for all purposes under the Credit Agreement, and the definition of "Facility B Banks" set forth in the Credit Agreement is hereby amended to read in its entirety as follows:

            "FACILITY B BANKS" means the lenders listed on the signature pages of this Agreement, each Eligible Assignee that shall become a Facility B Bank party to this Agreement, and the lenders which became Facility B Banks pursuant to the Accession and Amendment Agreement dated as of October 1, 1998 among the parties hereto and such lenders.

      6. On the Effective Date, Annex B to the Credit Agreement is hereby replaced in its entirety with Annex B attached hereto.

      7. On the Effective Date, the Borrower shall execute and deliver to each New Facility B Bank a Revolving B Note in the form of Exhibit D-2 attached to the Credit Agreement, which Revolving B Note shall be dated as of the Effective Date, shall be payable to the order of such New Facility B Bank, and shall be in the amount of such New Facility B Bank's Revolving B Loan Commitment.

      8. The date this Agreement becomes effective (the "Effective Date") shall be October 2, 1998, provided that on such date (i) no Default shall have occurred and be continuing and (ii) the Borrower shall prepay any outstanding Revolving B Loan Advances which were made by the Facility B Banks prior to such date.

      9. In connection with this Agreement, the Borrower hereby represents and warrants that all of the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date of this Agreement, and no Default has occurred.

      10. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF this Agreement is executed and delivered as of the date first mentioned above.

                              BORROWER:

                              COACH USA, INC.


                              By:___________________
                                    Raymond K. Turner
                                    Treasurer

                              AGENT:

                              NATIONSBANK, N.A., as Agent


                              By:___________________
                                    John J. O'Neill
                                    Senior Vice President

                              NEW FACILITY B BANK:

                              CREDIT LYONNAIS
                               NEW YORK BRANCH


                              By: ____________________
                              Name:__________________
                              Title:___________________

                              NEW FACILITY B BANK:

                              SOUTHTRUST BANK, N.A.


                              By: ____________________
                              Name:__________________
                              Title:___________________

                              NATIONSBANK, N.A.,
                              as a Facility A Bank and as a Facility B Bank


                              By: ____________________
                                    John J. O'Neill
                                    Senior Vice President

                              BANK ONE, TEXAS, N.A.,
                              as a Facility A Bank


                              By: ____________________
                              Name:__________________
                              Title:___________________

                              FIRST UNION NATIONAL BANK,
                              as a Facility A Bank and as a Facility B Bank


                              By: _____________________
                              Name: __________________
                              Title:____________________

                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION, as a Facility A Bank


                              By: ______________________
                              Name:____________________
                              Title:_____________________

                              FLEET BANK, N.A.,
                              as a Facility A Bank


                              By: _____________________
                              Name:___________________
                              Title:____________________

                              SUMMIT BANK,
                              as a Facility A Bank and as a Facility B Bank


                              By: _____________________
                              Name:___________________
                              Title:____________________

                              GUARANTY FEDERAL BANK, F.S.B.,
                              as a Facility A Bank and as a Facility B Bank


                              By: _____________________
                              Name:___________________
                              Title:____________________

                              COMERICA BANK,
                              as a Facility A Bank and as a Facility B Bank


                              By: _____________________
                              Name:___________________
                              Title:____________________

                              NATIONAL CITY BANK OF KENTUCKY,
                              as a Facility A Bank and as a Facility B Bank


                              By:_____________________
                              Name:___________________
                              Title:____________________

                              PARIBAS,
                              as a Facility A Bank


                              By: ______________________
                              Name: ___________________
                              Title:_____________________

                              By: ______________________
                              Name:____________________
                              Title:_____________________

                              HIBERNIA NATIONAL BANK,
                              as a Facility A Bank


                              By: ______________________
                              Name:____________________
                              Title:_____________________

                              NATEXIS BANQUE BFCE,
                              as a Facility A Bank


                              By:_______________________
                              Name:_____________________
                              Title:______________________

                              By: _______________________
                              Name:_____________________
                              Title:______________________

                              THE BANK OF NEW YORK,
                              as a Facility A Bank and as a Facility B Bank


                              By: _______________________
                              Name: _____________________
                              Title:______________________

                              THE BANK OF NOVA SCOTIA,
                              as a Facility A Bank and as a Facility B Bank


                              By: _______________________
                              Name: ____________________
                              Title:______________________

                              THE FUJI BANK, LIMITED,
                              as a Facility A Bank and as a Facility B Bank


                              By: _______________________
                              Name:_____________________
                              Title:______________________

                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              as a Facility A Bank and as a Facility B Bank


                              By: _______________________
                              Name:_____________________
                              Title:______________________

                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Facility A Bank


                              By: _______________________
                              Name:_____________________
                              Title:______________________

                              CHASE BANK OF TEXAS, N.A.,
                              as a Facility B Bank


                              By: _______________________
                              Name:_____________________
                              Title:______________________

                        ANNEX A TO ACCESSION AGREEMENT

                        APPLICABLE LENDING OFFICES AND
                 ADDRESSES FOR NOTICE FOR NEW FACILITY B BANKS


      With respect to Credit Lyonnais:

            APPLICABLE LENDING OFFICE:          ADDRESS FOR NOTICES:

            Credit Lyonnais New York Branch     Credit Lyonnais
            1301 Avenue of the Americas         2200 Ross Avenue, Suite 4400W
            New York, New York   10019          Dallas, Texas   75201
            Attention:  Loan Servicing Dept.    Attention:  Blake Wright
            Telephone:  (212) 261-7635          Telephone:  (214) 220-2300
            Telecopy:   (212) 459-3180          Telecopy:   ( 214) 220-2323

      With respect to SouthTrust Bank, N.A.:

       APPLICABLE LENDING OFFICE:          ADDRESS FOR NOTICES:

       SouthTrust Bank, N.A.               SouthTrust Bank, N.A.
       420 North 20th Street               420 North 20th Street
       Birmingham, Alabama   35203         Birmingham, Alabama   35203
       Attention:  David Merideth          Attention:  David Merideth
       Telephone:  (205)254-5761           Telephone:  (205) 254-5761
       Telecopy:   (205)254-5022           Telecopy:   (205) 254-5022

                                           With a copy to:

                                           SouthTrust Bank, N.A.
                                           One Georgia Center
                                           600 West Peachtree Street, 27th/PT007
                                           Atlanta, Georgia   30308
                                           Attention:  Juliette Stapf
                                           Telephone:  (404) 532-5102
                                           Telecopy:   (404) 853-5466

                                   ANNEX B

                         REVOLVING B LOAN COMMITMENTS


FACILITY B BANK                           REVOLVING B LOAN COMMITMENT


The Bank of Nova Scotia                               $ 15,000,000
Credit Lyonnais New York Branch                       $ 15,000,000
NationsBank, N.A.                                     $ 15,000,000
SouthTrust Bank, N.A.                                 $ 15,000,000
Chase Bank of Texas, N.A.                             $ 10,000,000
Comerica Bank                                         $ 10,000,000
The Fuji Bank, Limited                                $ 10,000,000
National City Bank of Kentucky                        $ 10,000,000
The Bank of New York                                  $  5,000,000
The Bank of Tokyo-Mitsubishi, Ltd.                    $  5,000,000
First Union National Bank                             $  5,000,000
Guaranty Federal Bank F.S.B.                          $  5,000,000
Summit Bank                                           $  5,000,000
                                                      ------------
Total Revolving B Loan Commitments                    $125,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     Among

                                COACH USA, INC.
                                 as Borrower,

                           THE FINANCIAL INSTITUTIONS
                         NAMED IN THIS CREDIT AGREEMENT
                                   as Banks,

                                      and

                               NATIONSBANK, N.A.
       (successor in interest by merger to NationsBank of Texas, N.A.), as Agent for the Banks

                                August 14, 1998

                      NATIONSBANC MONTGOMERY SECURITIES LLC
                               as Lead Arranger

                               TABLE OF CONTENTS


ARTICLE 1.  DEFINITIONS AND ACCOUNTING TERMS.................................1
      1.1   Certain Defined Terms............................................1
      1.2   Computation of Time Periods.....................................18
      1.3   Accounting Terms; Preparation of Financials.....................18
      1.4   Types...........................................................18
      1.5   Interpretation..................................................18

ARTICLE 2.  CREDIT FACILITIES...............................................19
      2.1   Revolving A Loan Facility.......................................19
      2.1A  Revolving B Loan Facility.......................................21
      2.1B  Conversion to Term B Loan.......................................24
      2.2   Letter of Credit Facility.......................................25
      2.3   Swing Line Facility.............................................28
      2.4   Fees............................................................29
      2.5   Interest........................................................30
      2.6   Breakage Costs..................................................32
      2.7   Increased Costs.................................................33
      2.8   Illegality......................................................33
      2.9   Market Failure..................................................34
      2.10  Payment Procedures and Computations.............................34
      2.11  Taxes...........................................................36

ARTICLE 3.  CONDITIONS PRECEDENT............................................37
      3.1   Conditions Precedent to Effectiveness of this Agreement.........37
      3.2   Conditions Precedent to Each Extension of Credit................37
      3.3   Conditions Precedent to Conversion to Term B Loan...............38

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES..................................38
      4.1   Organization....................................................38
      4.2   Authorization...................................................39
      4.3   Enforceability..................................................39
      4.4   Absence of Conflicts and Approvals..............................39
      4.5   Investment Companies............................................39
      4.6   Public Utilities................................................39
      4.7   Financial Condition.............................................39
      4.8   Condition of Assets.............................................40

      4.9   Litigation......................................................40
      4.10  Subsidiaries....................................................40
      4.11  Laws and Regulations............................................40
      4.12  Environmental Compliance........................................40
      4.13  ERISA...........................................................41
      4.14  Taxes...........................................................41
      4.15  True and Complete Disclosure....................................41
      4.16  Year 2000.......................................................41

ARTICLE 5.  COVENANTS.......................................................42
      5.1   Organization....................................................42
      5.2   Reporting.......................................................42
      5.3   Inspection......................................................44
      5.4   Use of Proceeds.................................................44
      5.5   Financial Covenants.............................................44
      5.6   Debt............................................................45
      5.7   Liens...........................................................46
      5.8   Other Obligations...............................................46
      5.9   Corporate Transactions..........................................46
      5.10  Distributions...................................................47
      5.11  Transactions with Affiliates....................................47
      5.12  Insurance.......................................................47
      5.13  Investments.....................................................48
      5.14  Lines of Business...............................................48
      5.15  Compliance with Laws............................................48
      5.16  Environmental Compliance........................................48
      5.17  ERISA Compliance................................................49
      5.18  Payment of Certain Claims.......................................49
      5.19  New Subsidiaries................................................49
      5.20  Post-Closing Collateral Perfection..............................50

ARTICLE 6.  DEFAULT AND REMEDIES............................................51
      6.1   Events of Default...............................................51
      6.2   Termination of Commitments......................................52
      6.3   Acceleration of Credit Obligations..............................52
      6.4   Cash Collateralization of Letters of Credit.....................52
      6.5   Default Interest................................................53
      6.6   Right of Setoff.................................................53
      6.7   Actions Under Credit Documents..................................53

      6.8   Remedies Cumulative.............................................53
      6.9   Application of Payments.........................................53

ARTICLE 7.  THE AGENT AND THE ISSUING BANK..................................54
      7.1   Authorization and Action........................................54
      7.2   Reliance, Etc...................................................54
      7.3   Affiliates......................................................55
      7.4   Bank Credit Decision............................................55
      7.5   Expenses........................................................55
      7.6   Indemnification.................................................56
      7.7   Successor Agent and Issuing Bank................................56

ARTICLE 8.  MISCELLANEOUS...................................................57
      8.1   Expenses........................................................57
      8.2   Indemnification.................................................57
      8.3   Modifications, Waivers, and Consents............................57
      8.4   Survival of Agreements..........................................58
      8.5   Assignment and Participation....................................58
      8.6   Notice..........................................................60
      8.7   Choice of Law...................................................60
      8.8   Forum Selection.................................................60
      8.9   Service of Process..............................................61
      8.10  Waiver of Jury Trial............................................61
      8.11  Existing Security...............................................61
      8.12  Counterparts....................................................61
      8.13  No Further Agreements...........................................62

ANNEXES
      Annex A     -     Revolving A Loan Commitments of the Facility A Banks
      Annex B     -     Revolving B Loan Commitments of the Facility B Banks

EXHIBITS
      Exhibit A   -     Form of Compliance Certificate
      Exhibit B-1 -     Form of Revolving A Loan Borrowing Request
      Exhibit B-2 -     Form of Revolving B Loan Borrowing Request
      Exhibit C-1 -     Form of Revolving A Loan Continuation/Conversion Request
      Exhibit C-2 -     Form of Revolving B Loan Continuation/Conversion Request
      Exhibit C-3 -     Form of Term B Loan Continuation/Conversion Request
      Exhibit D-1 -     Form of Revolving A Loan Note
      Exhibit D-2 -     Form of Revolving B Loan Note
      Exhibit D-3 -     Form of Term B Loan Note
      Exhibit E   -     Form of Assignment and Acceptance
      Exhibit F   -     Closing Documents List
      Exhibit G   -     Form of Joinder Agreement
      Exhibit H   -     Form of Acquisition Certificate
      Exhibit I   -     Form of Seller Subordinated Note
      Exhibit J   -     Form of Quarterly Perfection Certificate

SCHEDULES
      Schedule I  -     Administrative Information (Borrower; Agent; Banks)
      Schedule II -     Disclosures (Existing Other Debt; Existing Seller
                        Subordinated Notes; Existing Subsidiaries)
      Schedule III-     Recently Acquired Subsidiaries

                               CREDIT AGREEMENT

      This Amended and Restated Credit Agreement dated as of August 14, 1998, is among Coach USA, Inc., a Delaware corporation, as Borrower, the financial institutions named herein, as Banks, and NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), as Agent for the Banks.

                            PRELIMINARY STATEMENTS

      The Borrower, the Agent and certain of the Banks previously entered into a Credit Agreement dated as of August 13, 1997 (the "Original Credit Agreement") pursuant to which the Banks committed to make certain Advances to, and to issue Letters of Credit for the account of, the Borrower on the terms and conditions set forth therein.

      The Borrower has requested the Banks to establish a new 364-day revolving credit facility in addition to the revolving facility originally provided under the Original Credit Agreement and to revise certain other terms of the Original Credit Agreement, and the Banks have agreed to do so on the terms and conditions set forth herein.

      The parties hereto have agreed to restate the Original Credit Agreement as amended in its entirety for clarity only, and this Amended and Restated Credit Agreement constitutes for all purposes an amendment to the Original Credit Agreement and not a new or substitute agreement. The parties further agree that
(a) each reference to a "Revolving A Loan Advance" herein shall include each "Advance" or "Revolving Loan Advance" (as such terms were defined in the Original Credit Agreement) made prior to the date hereof under the Original Credit Agreement as well as each Revolving A Loan Advance made hereafter under this Amended and Restated Credit Agreement, and (b) each reference to a "Letter of Credit" herein shall include each Letter of Credit issued heretofore under the Original Credit Agreement as well as each Letter of Credit issued hereafter under this Amended and Restated Credit Agreement.

      The parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS AND ACCOUNTING TERMS.

      1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "ACQUISITION" means the direct or indirect purchase or acquisition, whether in one or more related transactions, of any Person or group of Persons or any related group of assets, liabilities, or securities of any Person or group of Persons.

      "ACQUISITION CERTIFICATE" means an acquisition certificate executed by a Responsible Officer of the Borrower in substantially the form of EXHIBIT H.

      "ADJUSTED PRIME RATE" means, for any day, the fluctuating rate per annum of interest equal to the greater of (a) the Prime Rate in effect on such day and
(b) the Federal Funds Rate in effect on such day plus 0.50%.

      "ADVANCE" means any Revolving A Loan Advance, Revolving B Loan Advance, or Term B Loan Advance.

      "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.

      "AGENT" means NationsBank in its capacity as an agent pursuant to Article 7 and any successor agent pursuant to Section 7.7.

      "AGENT FEE LETTER" means the confidential letter agreement dated as of July 29, 1998, among the Borrower, NationsBank, and NationsBanc Montgomery Securities LLC (formerly known as NationsBanc Capital Markets, Inc.), regarding certain fees owed by the Borrower to NationsBank and NationsBanc Montgomery Securities LLC in connection with this Agreement.

      "AGREEMENT" means this Amended and Restated Credit Agreement.

      "APPLICABLE MARGIN" means, with respect to interest rates, unused commitment fees, and letter of credit fees and as of any date of its determination, an amount equal to the percentage amount set forth in the table below opposite the applicable ratio of (a) the consolidated Funded Debt of the Borrower as of the end of the fiscal quarter then most recently ended to (b) the consolidated EBITDA of the Borrower for the four fiscal quarters then most recently ended (provided that in calculating the foregoing, the financial results and balance sheet effects of any Acquisitions shall be included in such calculations on a proforma basis for the full period and on the relevant dates):

                     APPLICABLE          APPLICABLE         APPLICABLE MARGIN       APPLICABLE MARGIN           APPLICABLE
     FUNDED          MARGIN LIBOR        MARGIN PRIME       REVOLVING A LOAN        REVOLVING B LOAN           MARGIN LETTER
 DEBT/EBITDA         TRANCHES            RATE TRANCHES      COMMITMENT FEE          COMMITMENT FEE             OF CREDIT FEE
--------------       -------------       -------------      -----------------       -----------------         ---------------
< 1.00                  0.500%               0.000%              .150%                   0.125%                   0.500%
>= 1.00 < 2.00          0.625%               0.000%              .200%                   0.175%                   0.625%
>= 2.00 < 2.75          0.750%               0.000%              .225%                   0.200%                   0.750%
>= 2.75 < 3.50          1.000%               0.000%              .250%                   0.225%                   1.000%
>= 3.50                 1.250%               0.000%              .300%                   0.275%                   1.250%

The Agent shall periodically determine the Applicable Margin based upon the most recent financial statements dated as of the end of a fiscal quarter delivered to the Agent pursuant to Section 5.2(b) (subject to revisions in subsequent periods based upon audited financial statements delivered pursuant to Section 5.2(a)) or, if any Acquisitions have occurred that are not reflected in such financial statements, based upon historical proforma financial statements for the Borrower and its Subsidiaries as of such date and for the appropriate period prepared in accordance with Section 1.3(c) reflecting the financial status and results of the Borrower and its Subsidiaries as if such Acquisitions had occurred prior to the period. Any such adjustments to the Applicable Margin shall become effective on the 45th day following the last day of each fiscal quarter; provided, however, that if such financial statements or historical proforma financial statements are not delivered when required hereunder, the Applicable Margin shall increase to the maximum percentage amount set forth in the table above from such 45th day following the last day of the applicable quarter until such financial statements or historical financial statements are received by the Agent.

In the event there shall occur any Acquisition since the date the Applicable Margin was last redetermined as set forth above, the Agent shall make an interim redetermination of the Applicable Margin using the method described above but with the historical proforma financial statements revised to reflect the Acquisition. Any such adjustment to the Applicable Margin shall become effective on the effective date of the Acquisition.

Upon any change in the Applicable Margin, the Agent shall promptly notify the Borrower and the Banks of the new Applicable Margin.

      "APPLICABLE LENDING OFFICE" means, with respect to each Bank and for any particular type of transaction, the office of such Bank set forth in SCHEDULE I to this Agreement (or in the applicable Assignment and Acceptance by which such Bank joined this Agreement) as its applicable lending office for such type of transaction or such other office of such Bank as such Bank may from time to time specify in writing to the Borrower and the Agent for such particular type of transaction.

      "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance in substantially the form of EXHIBIT E executed by an assignor Bank, an assignee Bank, and the Agent, in accordance with Section 8.5.

      "BANKS" means the Facility A Banks and the Facility B Banks.

      "BORROWER" means Coach USA, Inc., a Delaware corporation.

      "BORROWER ACCOUNT" means the principal operating account of Borrower with the Agent or any other account of Borrower with the Agent which is designated as Borrower's "Borrower Account" in writing by the Borrower to the Agent.

      "BORROWING" means any Revolving A Loan Borrowing, Revolving B Loan Borrowing, or Term B Loan Borrowing.

      "BORROWING REQUEST" means (i) in the case of a requested Revolving A Loan Borrowing, a Borrowing Request in substantially the form of EXHIBIT B-1, and
(ii) in the case of a requested Revolving B Loan Borrowing, a Borrowing Request in substantially the form of EXHIBIT B-2, in each case which is executed by a Responsible Officer of the Borrower and delivered to the Agent.

      "BUSINESS DAY" means any Monday through Friday during which commercial banks are open for business in Houston, Texas, Dallas, Texas, and, if the applicable Business Day relates to any LIBOR Tranche, on which dealings are carried on in the London interbank market.

      "CANADIAN PLEDGE AGREEMENTS" means the Pledge Agreements made by the Borrower and each Subsidiary of the Borrower holding equity interests in an Exempt Canadian Subsidiary in favor of the Agent granting the Agent a first priority security interest in the 65% of the stock of each Exempt Canadian Subsidiary.

      "CAPITAL EXPENDITURES" means, with respect to any Person and with respect to any period of its determination, the consolidated expenditures of such Person during such period that are required to be included in or are reflected by the consolidated property, plant, or equipment accounts of such Person, or any similar fixed asset or long term capitalized asset accounts of such Person, on the consolidated balance sheet of such Person in conformity with generally accepted accounting principles.

      "CAPITAL LEASES" means, with respect to any Person, any lease of any property by such Person which would, in accordance with generally accepted accounting principles, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

      "CHANGE OF CONTROL" means, with respect to the Borrower, the direct or indirect acquisition after the date hereof by any Person or related Persons constituting a group of (a) beneficial ownership of issued and outstanding shares of Voting Securities of the Borrower, the result of which acquisition is that such Person or such group possesses 30% or more of the combined voting power of all then-issued and outstanding Voting Securities of the Borrower, or
(b) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the board of directors of the Borrower.

      "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "COMMITMENT" means, (i) with respect to any Bank which is a Facility A Bank and a Facility B Bank, the sum of its Revolving A Loan Commitment and its Revolving B Loan Commitment, (ii) with respect to any Bank which is only a Facility A Bank, its Revolving A Loan Commitment, and (iii) with respect to any Bank which is only a Facility B Bank, its Revolving B Loan Commitment.

      "COMMONLY CONTROLLED ENTITY" means, with respect to any Person, any other Person which is under common control with such Person within the meaning of
Section 414 of the Code.

      "COMPLIANCE CERTIFICATE" means a compliance certificate executed by a Responsible Officer of the Borrower in substantially the form of EXHIBIT A.

      "CONTINUATION/CONVERSION REQUEST" means (i) in the case of a requested conversion/continuation of a Revolving A Loan Borrowing, a Continuation/Conversion Request in substantially the form of EXHIBIT C-1, (ii) in the case of a requested conversion/continuation of a Revolving B Loan Borrowing prior to the Conversion Date, a Continuation/Conversion Request in substantially the form of EXHIBIT C-2, and (iii) in the case of a requested conversion/continuation of a Revolving B Loan Borrowing on the Conversion Date or of a requested conversion/continuation of a Term B Loan Borrowing, a Continuation/Conversion Request in substantially the form of EXHIBIT C-3, in each case which is executed by a Responsible Officer of the Borrower and delivered to the Agent.

      "CONVERSION DATE" means the Revolving B Loan Maturity Date on which the outstanding Revolving B Loan is converted to an outstanding Term B Loan in accordance with Section 2.1C.

      "CREDIT DOCUMENTS" means this Agreement, the Notes, the Swing Line Note, the Agent Fee Letter, the Letter of Credit Documents, the Guaranty, the Security Documents, the Interest Hedge Agreements, and each other agreement, instrument, or document executed at any time in connection with this Agreement.

      "CREDIT OBLIGATIONS" means all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Borrower to the Agent and the Banks (or with respect to the Interest Hedge Agreements, any Affiliates of the Banks) under this Agreement, the Notes, the Letter of Credit Documents, and the other Credit Documents and any increases, extensions, and rearrangements of those obligations under any amendments, supplements, and other modifications of the documents and agreements creating those obligations.

      "CREDIT PARTIES" means the Borrower and the Guarantors.

      "DEBT" means, with respect to any Person, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services (other than trade debt and normal operating liabilities incurred in the ordinary course of business), (d) obligations of such Person as lessee under Capital Leases, (e) obligations of such Person under or relating to letters of credit, guaranties, purchase agreements, or other creditor assurances assuring a creditor against loss in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (d) of this definition, and (f) nonrecourse indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) of this definition secured by any Lien on or in respect of any property of such Person. For the purposes of determining the amount of any Debt, the amount of any Debt described in clause (e) of the definition of Debt shall be valued at the maximum amount of the contingent liability thereunder and the amount of any Debt described in clause (f) that is not covered by clause (e) shall be valued at the lesser of the amount of the Debt secured or the book value of the property securing such Debt.

      "DEFAULT" means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "DEFAULT RATE" means, with respect to any amount due hereunder, a per annum interest rate equal to (a) if such amount is either outstanding principal accruing interest based upon a rate established elsewhere in this Agreement or accrued but unpaid interest thereon, the sum of (i) the interest rate established elsewhere in this Agreement from time to time for such principal amount, including any applicable margin, plus (ii) 2.00% per annum or (b) in all other cases, the Adjusted Prime Rate in effect from time to time plus the Applicable Margin for Prime Rate Tranches in effect from time to time plus 2.00% per annum.

      "DERIVATIVES" means any swap, hedge, cap, collar, or similar arrangement providing for the exchange of risks related to price changes in any commodity, including money.

      "DOLLARS OR $" means lawful money of the United States of America.

      "EBIT" means, with respect to any Person and for any period of its determination, the consolidated net income of such Person for such period, plus the consolidated interest expense and income taxes of such Person for such period.

      "EBITDA" means, with respect to any Person and for any period of its determination, the EBIT of such Person for such period, plus the consolidated depreciation and amortization of such Person for such period.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "ELIGIBLE ASSIGNEE" means, with respect to any assignment hereunder at the time of such assignment, any commercial bank organized under the laws of the United States or any of the countries parties to the Organization for Economic Cooperation and Development or any political subdivision of any thereof which has primary capital (or its equivalent) of not less than $250,000,000, is approved by the Agent, and, so long as no Event of Default exists, is approved by the Borrower, in either case, such approval not to be unreasonably withheld.

      "ENVIRONMENTAL LAW" means all federal, state, and local laws, rules, regulations, ordinances, orders, decisions, agreements, and other requirements now or hereafter in effect relating to the pollution, destruction, loss, or injury of the environment, the presence of any contaminant in the environment, the protection, cleanup, remediation, or restoration of the environment, the creation, handling, transportation, use, or disposal of any waste product in the environment, exposure of persons to any contaminant, waste, or hazardous substance in the environment, and the health and safety of employees in relation to their environment.

      "EVENT OF DEFAULT" has the meaning specified in Section 6.1.

      "EXEMPT CANADIAN SUBSIDIARIES" has the meaning specified in Section
5.19(b).

      "FACILITY A BANKS" means the lenders listed as Facility A Banks on the signature pages of this Agreement and each Eligible Assignee that shall become a Facility A Bank party to this Agreement pursuant to Section 8.5(b).

      "FACILITY B BANKS" means the lenders listed as Facility B Banks on the signature pages of this Agreement and each Eligible Assignee that shall become a Facility B Bank party to this Agreement pursuant to Section 8.5(b).

      "FEDERAL FUNDS RATE" means, for any period, a fluctuating per annum interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for any such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

      "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any of its successors.

      "FINANCIAL STATEMENTS" means the audited consolidated financial statements of the Borrower dated as of December 31, 1997, including the consolidated balance sheets of the Borrower as of the end of such fiscal year and the consolidated statements of income and cash flows for such fiscal year.

      "FUNDED DEBT" means, with respect to any Person, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services (other than accounts payable to trade creditors and current operating liabilities incurred in the ordinary course of business), and (d) obligations of such Person as lessee under Capital Leases.

      "GUARANTY" means the Amended and Restated Guaranty dated as of August 14, 1998, made by the Subsidiaries of the Borrower (other than Insurance Subsidiaries and Exempt Canadian Subsidiaries) in favor of the Agent guaranteeing the Credit Obligations.

      "GUARANTORS" means (a) the Subsidiaries of the Borrower that have executed the Guaranty and (b) any future Subsidiaries of the Borrower that execute the Guaranty pursuant to Section 5.19.

      "HAZARDOUS MATERIALS" means any substance or material identified as a hazardous substance pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended and as now or hereafter in effect; any substance or material regulated as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended and as now or hereafter in effect; and any substance or material designated as a hazardous substance or hazardous waste pursuant to any other Environmental Law.

      "HIGHEST LAWFUL RATE" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to the relevant Bank which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. The maximum lawful rate under this Agreement shall be determined by the indicated (weekly) rate ceiling under Texas law, subject to the right of any Bank to subsequently change such method of determination in accordance with applicable law.

      "INSURANCE SUBSIDIARY" means a Subsidiary of the Borrower solely in the business of providing insurance for the Borrower and its Subsidiaries.

      "INTEREST HEDGE AGREEMENTS" means any swap, hedge, cap, collar, or similar arrangement between the Borrower and any Bank (or any Affiliate of any Bank) providing for the exchange of risks related to price changes in the interest rate on the Advances under this Agreement.

      "INTEREST PERIOD" means, with respect to each LIBOR Tranche, the period commencing on the date of such LIBOR Tranche and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three, or six months, in each case as the Borrower may select in the applicable Borrowing Request or Continuation/Conversion Request (unless there shall exist any Default or Event of Default, in which case the Borrower may only select one month Interest Periods); provided, however, that:

      (a) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

      (b) any Interest Period which begins on the last Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

      (c) the Borrower may not select an Interest Period for any LIBOR Tranche under any Loan which ends after any date when outstanding principal amounts of such Loan must be repaid unless, after giving effect to such selection, the aggregate outstanding principal amount of Prime Rate Tranches under such Loan and LIBOR Tranches under such Loan having Interest Periods which end on or before such repayment date shall be at least equal to or greater than the principal amount of such Loan due and payable on or before such date (and therefore in no event shall any Interest Period for any LIBOR Tranche extend beyond the applicable Maturity Date).

      "INTERIM FINANCIAL STATEMENTS" means the consolidated financial statements of the Borrower dated as of March 31, 1998, including the consolidated balance sheets of the Borrower as of the end of such fiscal quarter and the consolidated statements of income and cash flows for such fiscal quarter and for the fiscal year to date period ending on last day of such fiscal quarter.

      "ISSUING BANK" means NationsBank and any successor issuing bank pursuant to Section 7.7.

      "LETTER OF CREDIT" means any commercial or standby letter of credit issued by the Issuing Bank for the account of the Borrower pursuant to the terms of this Agreement, including the Letters of Credit issued prior to the date of this Agreement pursuant to the Original Credit Agreement described in the Preliminary Statements of this Agreement.

      "LETTER OF CREDIT APPLICATION" means the Issuing Bank's standard form letter of credit application for either a commercial or standby letter of credit, as the case may be, which has been executed by a Borrower and accepted by the Issuing Bank in connection with the issuance of a Letter of Credit.

      "LETTER OF CREDIT APPLICATION AMENDMENT" means the Issuing Bank's standard form application to amend a letter of credit for either a commercial or standby letter of credit, as the case may be, which has been executed by a Borrower and accepted by the Issuing Bank in connection with the increase or extension of a Letter of Credit.

      "LETTER OF CREDIT COLLATERAL ACCOUNT" means a special cash collateral account pledged to the Agent containing cash deposited pursuant to Section 6.4 to be maintained with the Agent in accordance with Section 2.2(g).

      "LETTER OF CREDIT DOCUMENTS" means all Letters of Credit, Letter of Credit Applications, Letter of Credit Application Amendments, and agreements, documents, and instruments entered into in connection with or relating thereto.

      "LETTER OF CREDIT EXPOSURE" means, as of any date of its determination, the aggregate outstanding undrawn amount of Letters of Credit plus the aggregate of the reimbursement obligations of the Borrower under the Letter of Credit Applications and this Agreement.

      "LETTER OF CREDIT SUBLIMIT" means $30,000,000.

      "LIBOR" means, for any LIBOR Tranche for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Tranche for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

      "LIBOR TRANCHE" shall mean any Tranche which bears interest based upon the LIBOR, as determined in accordance with Section 2.5.

      "LIEN" means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance, or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law, or otherwise (including any title retention for such purposes under any conditional sale agreement, any Capital Lease, or any other title transfer or retention agreement).

      "LOAN" means the Revolving A Loan, the Revolving B Loan, or the Term B
Loan.

      "MAINTENANCE CAPITAL EXPENDITURES" means, with respect to any Person and with respect to any period of its determination, the consolidated Capital Expenditures of such Person resulting from the scheduled or routine maintenance of the assets of such Person.

      "MAJORITY BANKS" means, (a) at any time prior to the Conversion Date, Banks holding more than 51% of the aggregate Commitments, or if the Commitments have been terminated, Banks holding more than 51% of then aggregate unpaid principal amount of the Notes held by the Banks and the Letter of Credit Exposure of the Banks at such time; and (b) at any time after the Conversion Date, Banks holding more than 51% of the sum of the Revolving A Loan Commitments and outstanding Term B Loan at such time, or if the Revolving A Loan Commitments have terminated, Banks holding more than 51% of then aggregate unpaid principal amount of the Notes held by the Banks and the Letter of Credit Exposure of the Banks at such time.

      "MATERIAL ADVERSE CHANGE" means any material adverse change in the business, operations, or financial condition of the Borrower and its Subsidiaries on a consolidated basis.

      "MATURITY DATE" means the Revolving A Loan Maturity Date, the Revolving B Loan Maturity Date, or the Term B Loan Maturity Date.

      "MINIMUM BORROWING AMOUNT" means, with respect to any Revolving Loan Borrowing, $1,000,000.

      "MINIMUM BORROWING MULTIPLE" means $500,000.

      "MINIMUM TRANCHE AMOUNT" means, with respect to any Tranche, $1,000,000.

      "MINIMUM TRANCHE MULTIPLE" means $500,000.

      "NATIONSBANK" means NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A., in its individual capacity.

      "NET WORTH" means, with respect to any Person and as of any date of its determination, the excess of (a) the assets of such Person over (b) the liabilities of such Person.

      "NOTE" means any Revolving A Loan Note, Revolving B Loan Note, or Term B Loan Note.

      "PBGC" means Pension Benefit Guaranty Corporation or its successor.

      "PERCENTAGE" means, with respect to any Bank and as of any date of its determination, (a) prior to the Conversion Date, either (i) the ratio of such Bank's Commitment at such time to the aggregate Commitments at such time or (ii) if the Commitments have been terminated, the ratio of such Bank's aggregate outstanding Advances and share of the Letter of Credit Exposure at such time to the aggregate outstanding Advances and Letter of Credit Exposure at such time, and (b) after the Conversion Date, either (i) the ratio of such Bank's Revolving A Loan Commitment plus outstanding Term B Loan Advances at such time to the aggregate Revolving A Loan Commitments plus the aggregate outstanding Term B Loan Advances at such time, or (ii) if the Revolving A Loan Commitments have been terminated, the ratio of such Bank's aggregate outstanding Revolving A Loan Advances, its share of the Letter of Credit Exposure and its aggregate outstanding Term B Loan Advances at such time to the sum of the aggregate outstanding Revolving A Loan Advances, the Letter of Credit Exposure, and aggregate outstanding Term B Loan Advances at such time.

      "PERMITTED DEBT" means all of the following Debt:

            (a)   Debt in the form of the Credit Obligations;

            (b) Debt in an aggregate outstanding amount not to exceed $80,000,000, including the Debt listed in SCHEDULE II as Existing Other Debt;

            (c) Debt in the form of intercompany Debt among the Borrower and its Subsidiaries provided that in each case the Debt is subordinated upon terms satisfactory to the Agent to the obligations of the Borrower and its Subsidiaries with respect to the Credit Obligations;

            (d)   Debt in the form of Subordinated Debt;

            (e) Debt in the form of obligations to insurance providers for the Borrower and its Subsidiaries for financing insurance premiums in an aggregate outstanding amount not to exceed $1,000,000; and

            (f) Debt in the form of indebtedness for borrowed money and letters of credit owed by any Subsidiary of the Borrower prior to the acquisition of such Subsidiary by the Borrower in an Acquisition transaction, or owed by any Person that is the subject of any Acquisition assumed by the Borrower or any Subsidiary of the

      Borrower in connection with such Acquisition, provided that (i) with respect to any such indebtedness for borrowed money, arrangements satisfactory to the Agent for the repayment of such indebtedness within 60 days following the closing of the Acquisition are made prior to the closing of the Acquisition and such arrangements are executed, (ii) with respect to such Debt in the form of letters of credit, arrangements satisfactory to the Agent for the repayment of such indebtedness within 60 days following the closing of the Acquisition are made prior to the closing of the Acquisition and such arrangements are executed, and (iii) with respect to all such Debt, the Borrower could obtain Advances or Letters of Credit, respectively, under this Agreement in the aggregate outstanding amount of such corresponding Debt.

            "PERMITTED INVESTMENTS" means all of the following investments:

            (a) investments in (i) wholly-owned Subsidiaries of the Borrower other than Insurance Subsidiaries, (ii) Persons other than wholly-owned Subsidiaries of the Borrower made in connection with Acquisitions that have been approved by the Majority Banks, but no further investments therein unless such further investments have been approved by the Majority Banks, and (iii) Insurance Subsidiaries in an aggregate outstanding amount not to exceed 5% of the Borrower's consolidated assets;

            (b) investments in the form of loans, guaranties, open accounts, and other extensions of trade credit in the ordinary course of business;

            (c) investments in commercial paper and bankers' acceptances maturing in twelve months or less from the date of issuance and which, at the time of acquisition are rated A-2 or better by Standard & Poor's Ratings Services and P-2 or better by Moody's Investors Services, Inc;

            (d) investments in direct obligations of the United States, or investments in any Person which investments are guaranteed by the full faith and credit of the United States, in either case maturing in twelve months or less from the date of acquisition thereof and repurchase agreements having a term of less than one year and fully collateralized by such obligations which are entered into with banks or trust companies described in clause (e) below or brokerage companies having net worth in excess of $250,000,000;

            (e) investments in time deposits or certificates of deposit maturing within one year from the date such investment is made, issued by a bank or trust company organized under the laws of the United States or any state thereof having capital, surplus, and undivided profits aggregating at least $250,000,000 or a foreign branch thereof and whose long-term certificates of deposit are, at the time of acquisition thereof, rated A-2 by Standard & Poor's Ratings Services or Prime-2 by Moody's Investors Services, Inc.; and

            (f) investments in money market funds which invest solely in the types of investments described in paragraphs (c) through (e) above.

In valuing any investments for the purpose of applying the limitations set forth in this Agreement, such investments shall be taken at the original cost thereof (but without reduction for any subsequent appreciation or depreciation thereof) less any amount actually repaid or recovered on account of capital or principal (but without reduction for any offsetting investments made by the investee in the investor). For purposes of this Agreement, at any time when a corporation becomes a Subsidiary of the Borrower, all investments of such corporation at such time shall be deemed to have been made by such corporation at such time.

      "PERMITTED LIENS" means all of the following Liens:

            (a)   Liens securing the Credit Obligations;

            (b) Liens securing purchase money debt or Capital Leases permitted under clause (b) of the definition of Permitted Debt provided that no such Lien is spread to cover any property not purchased or leased in connection with the incurrence of such Debt;

            (c) Liens on the assets of and Liens on up to 35% of the stock of Exempt Canadian Subsidiaries securing the Debt of such Exempt Canadian Subsidiaries to the extent permitted under clause (b) of the definition of Permitted Debt and the requirements for Exempt Canadian Subsidiaries set forth in Section 5.19(b);

            (d) Liens on assets acquired in Acquisitions securing Debt described under clause (f) of the definition of Permitted Debt provided that all such Liens and the notations, filings, and recordings reflecting such Liens are released within 90 days following the closing of the Acquisition; and

            (e) Liens arising in the ordinary course of business which are not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially detract from the value of any Restricted Entity's assets or materially interfere with any Restricted Entity's business, including such (i) Liens for taxes, assessments, or other governmental charges or levies; (ii) Liens in connection with worker's compensation, unemployment insurance, or other social security, old age pension, or public liability obligations; (iii) Liens in the form of legal or equitable encumbrances deemed to exist by reason of negative pledge covenants and other covenants or undertakings of like nature; (iv) Liens in the form of vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction, or other like Liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any property; (v) Liens in the form of zoning restrictions, easements, licenses, and other restrictions on the use of real property or minor irregularities in title thereto which do not materially impair the use of such property in the operation of the business of the applicable Restricted Entity or the value of such property; and (vi) Liens in the form of precautionary financing statements that have been filed to reflect operating leases of tires (to the extent such filings could be considered Liens hereunder).

      "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, or other entity, or a government or any political subdivision or agency thereof, or any trustee, receiver, custodian, or similar official.

      "PLAN" means any (a) employee medical benefit plan under Section 3(1) of ERISA, (b) employee pension benefit plan under Section 3(2) of ERISA, (c) multiemployer plan under Section 4001(a)(3) of ERISA, and (d) employee account benefit plan under Section 3(2) of ERISA.

      "PRIME RATE" means, for any day, the fluctuating per annum interest rate in effect on such day equal to the rate of interest publicly announced by the Agent as its prime rate, whether or not the Borrower has notice thereof.

      "PRIME RATE TRANCHE" shall mean any Tranche which bears interest based upon the Adjusted Prime Rate, as determined in accordance with Section 2.5.

      "PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

      "QUARTERLY PERFECTION CERTIFICATE" means a perfection certificate executed by a Responsible Officer of the Borrower in substantially the form of EXHIBIT J.

      "RATABLE SHARE" means, (a) with respect to any Facility A Bank and as of any date of its determination, either (i) the ratio of such Facility A Bank's Revolving A Loan Commitment at such time to the aggregate Revolving A Loan Commitments at such time or (ii) if the Revolving A Loan Commitments have been terminated, the ratio of such Facility A Bank's aggregate outstanding Revolving A Loan Advances and its share of the Letter of Credit Exposure at such time to the aggregate outstanding Revolving A Loan Advances and Letter of Credit Exposure at such time; (b) with respect to any Facility B Bank prior to the Conversion Date and as of any date of its determination, either (i) the ratio of such Facility B Bank's Revolving B Loan Commitment at such time to the aggregate Revolving B Loan Commitments at such time or (ii) if the Revolving B Loan Commitments have been terminated, the ratio of such Facility B Bank's aggregate outstanding Revolving B Loan Advances to the aggregate outstanding Revolving B Loan Advances at such time; and (c) with respect to any Facility B Bank after the Conversion Date and as of any date of its determination, the ratio of such Facility B Bank's aggregate outstanding Term B Loan Advances to the aggregate outstanding Term B Loan Advances at such time.

      "RELATED PARTIES" means, with respect to any Person, such Person's stockholders, directors, officers, employees, agents, Affiliates, successors, and assigns, and their respective stockholders, directors, officers, employees, and agents, and, with respect to any Person that is an individual, such Person's family relations and heirs.

      "REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA.

      "RESPONSIBLE OFFICER" means, with respect to any Person, such Person's Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, or any other officer of such Person designated by any of the foregoing in writing from time to time.

      "RESTRICTED CAPITAL EXPENDITURES" means the Capital Expenditures other than Capital Expenditures that are deemed to occur because of the making of an Acquisition and Maintenance Capital Expenditures.

      "RESTRICTED ENTITIES" means the Borrower and each Subsidiary of the Borrower.

      "REVOLVING A LOAN" means the aggregate outstanding principal amount of the Revolving A Loan Borrowings.

      "REVOLVING A LOAN ADVANCE" means the outstanding principal from a Facility A Bank which represents such Facility A Bank's ratable share of a Revolving A Loan Borrowing.

      "REVOLVING A LOAN BORROWING" means any aggregate amount of principal advanced on the same day and pursuant to the same Borrowing Request under the revolving loan facility created in Section 2.1.

      "REVOLVING A LOAN COMMITMENT" means, for any Facility A Bank, the amount set forth beside such Bank's name on ANNEX A as its Revolving A Loan Commitment, or if such Bank has entered into any Assignment and Acceptance since the date of this Agreement, as set forth for such Bank as its Revolving Loan A Commitment in the Register maintained by the Agent pursuant to Section 8.5(c), in each case as such amount may be terminated pursuant to Section 6.2.

      "REVOLVING A LOAN MATURITY DATE" means August 13, 2001.

      "REVOLVING A LOAN NOTE" means a promissory note of the Borrower payable to the order of a Facility A Bank, in substantially the form of EXHIBIT D-1, evidencing the indebtedness of the Borrower to such Bank resulting from Revolving A Loan Advances made by such Bank to the Borrower.

      "REVOLVING B LOAN" means the aggregate outstanding principal amount of the Revolving B Loan Borrowings.

      "REVOLVING B LOAN ADVANCE" means the outstanding principal from a Facility B Bank which represents such Facility B Bank's ratable share of a Revolving B Loan Borrowing.

      "REVOLVING B LOAN BORROWING" means any aggregate amount of principal advanced on the same day and pursuant to the same Borrowing Request under the revolving loan facility created in Section 2.1A.

      "REVOLVING B LOAN COMMITMENT" means, for any Facility B Bank, the amount set forth beside such Bank's name on ANNEX B as its Revolving B Loan Commitment, or if such Facility B

Bank has entered into any Assignment and Acceptance since the date of this Agreement, as set forth for such Facility B Bank as its Revolving B Loan Commitment in the Register maintained by the Agent pursuant to Section 8.5(c), in each case as such amount may be terminated pursuant to Section 6.2.

      "REVOLVING B LOAN MATURITY DATE" means August 13, 1999.

      "REVOLVING B LOAN NOTE" means a promissory note of the Borrower payable to the order of a Facility B Bank, in substantially the form of EXHIBIT D-2, evidencing the indebtedness of the Borrower to such Facility B Bank resulting from Revolving B Loan Advances made by such Facility B Bank to the Borrower.

      "SECURITY AGREEMENT" means the Amended and Restated Security Agreement dated as of August 14, 1998, made by the Borrower and the Subsidiaries of the Borrower in favor of the Agent granting the Agent a security interest in the accounts receivable, equipment, and inventory of each such Credit Party to secure the Credit Obligations.

      "SECURITY DOCUMENTS" means the Security Agreement, the Canadian Pledge Agreements, and any other document creating or consenting to Liens in favor of the Agent securing Credit Obligations.

      "SELLER SUBORDINATED NOTES" means (a) the Subordinated Debt of the Borrower outstanding on the date of this Agreement and reflected in SCHEDULE II that was issued to sellers for payment of an amount of the purchase price of an Acquisition prior to such date and (b) any other Subordinated Debt of the Borrower issued after the date of this Agreement to sellers for payment of an amount of the purchase price of an Acquisition that is issued on terms at least as favorable to the Banks as those set forth in EXHIBIT I.

      "SENIOR SUBORDINATED NOTES" means the $150,000,000 9-3/8 % Senior Subordinated Notes Due 2007 issued by the Borrower under the Indenture dated as of June 24, 1997, made by the Borrower in favor of The Bank of New York, as Trustee.

      "SUBORDINATED DEBT" means, with respect to the Borrower and as of any date of its determination, (a) the Seller Subordinated Notes, (b) the Senior Subordinated Notes, and (c) any other unsecured indebtedness for borrowed money not included in clause (a) or (b) for which the Borrower is directly and primarily obligated that (i) arises after the date of this Agreement, (ii) does not have any stated maturity before the latest maturity of any of the Credit Obligations, (iii) has terms that are no more restrictive than the terms of the Credit Documents, and (iv) is subordinated and has payment terms satisfactory to the Agent and the Majority Banks, to the payment and collection of the Credit Obligations.

      "SUBSIDIARY" means, with respect to any Person, any other Person, a majority of whose outstanding Voting Securities (other than directors' qualifying shares) shall at any time be owned by such Person or one or more Subsidiaries of such person.

      "SWING LINE LENDER"  means NationsBank.

      "SWING LINE LOAN" means the aggregate outstanding principal amount of the advances made under the Swing Line Note.

      "SWING LINE NOTE" means the promissory note of the Borrower in the principal amount of $10,000,000 payable to the order of the Swing Line Lender evidencing the indebtedness of the Borrower to the Swing Line Lender resulting from advances to the Borrower under the line of credit created thereunder.

      "TERM B LOAN" means the aggregate outstanding principal amount of the Term B Loan Borrowings.

      "TERM B LOAN ADVANCE" means the outstanding principal from a Facility B Bank which represents such Facility B Bank's ratable share of a Term B Loan Borrowing.

      "TERM B LOAN BORROWING" means any aggregate amount of principal advanced on the same day and pursuant to the same Borrowing Request under the term loan facility created in Section 2.1B.

      "TERM B LOAN MATURITY DATE" means the date which is the earlier of (i) the Revolving A Loan Maturity Date, or (ii) the second anniversary date of the Conversion Date.

      "TERM B LOAN NOTE" means a promissory note of the Borrower payable to the order of a Facility B Bank, in substantially the form of EXHIBIT D-3, evidencing the indebtedness of the Borrower to such Facility B Bank resulting from Term B Loan Advances made by such Facility B Bank to the Borrower.

      "TERM B LOAN PAYMENT DATE" means each of (i) the last Business Day of each March, June, September and December after the Conversion Date, and (ii) the Term B Loan Maturity Date.

      "TRANCHE" means any tranche of principal outstanding under the same Loan accruing interest on the same basis whether created in connection with new advances of principal under such Loan pursuant to Section 2.5(a)(i) or by the continuation or conversion of existing tranches of principal under such Loan pursuant to Section 2.5(a)(ii) and shall include any Prime Rate Tranche or LIBOR Tranche.

      "TYPE" has the meaning set forth in Section 1.4.

      "VOTING SECURITIES" means (a) with respect to any corporation, any capital stock of the corporation having general voting power under ordinary circumstances to elect directors of such corporation, (b) with respect to any partnership, any partnership interest having general voting power under ordinary circumstances to elect the general partner or other management of the partnership, and (c) with respect to any other Person, such ownership interests in such Person having general voting power under ordinary circumstances to elect the management of such Person, in each case irrespective of whether at the time any other class of stock, partnership interests, or other ownership interest might have special voting power or rights by reason of the happening of any contingency.

      1.2 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

      1.3   ACCOUNTING TERMS; PREPARATION OF FINANCIALS.

            (a) All accounting terms, definitions, ratios, and other tests described herein shall be construed in accordance with United States generally accepted accounting principles applied on a consistent basis with those applied in the preparation of the Financial Statements, except as expressly set forth in this Agreement.

            (b) The Restricted Entities shall prepare their financial statements in accordance with United States generally accepted accounting principles applied on a consistent basis with those applied in the preparation of the Financial Statements, unless otherwise approved in writing by the Agent.

            (c) The Restricted Entities shall prepare all proforma financial statements reflecting Acquisitions in accordance with the requirements established by the Securities and Exchange Commission for acquisition accounting for reported acquisitions by public companies, whether or not the applicable Acquisitions are required to be publicly reported, and applying such requirements to make such proforma financial statements reflect the accounting procedures used in the preparation of the regular financial statements of the Restricted Entities unless otherwise approved in writing by the Agent. All applications of the foregoing requirements regarding proforma financial statements must be approved by the Agent prior to the consummation of any Acquisition.

      1.4 TYPES. The "Type" of a Tranche refers to the determination whether such tranche is a LIBOR Tranche or a Prime Rate Tranche.

      1.5 INTERPRETATION. Article, Section, Annex, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to." The word "or" shall mean "and/or" wherever necessary to prevent interpretation of any provision against the Agent or the Banks. Whenever the Borrower has an obligation under this Agreement and the Credit Documents the expense of complying with that obligation shall be an expense of the Borrower unless otherwise specified. Whenever any determination is to be made by the Agent or any Bank, such determination shall be in such Person's sole discretion unless otherwise specified in this Agreement. If any provision in this Agreement and the Credit Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and this Agreement and the Credit Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of this Agreement and the Credit Documents, and the remaining provisions shall remain in full force and effect. This Agreement and the Credit Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter. In the event of a conflict between this Agreement and the Credit Documents, this Agreement shall control.

ARTICLE 2.  CREDIT FACILITIES.

      2.1   REVOLVING A LOAN FACILITY.

            (a) REVOLVING A LOAN COMMITMENTS. Each Facility A Bank severally agrees, on the terms and conditions set forth in this Agreement and for the purposes set forth in Section 5.4, to make Revolving A Loan Advances to the Borrower as such Facility A Bank's ratable share of Revolving A Loan Borrowings requested by the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolving A Loan Maturity Date provided that the aggregate outstanding principal amount of Revolving A Loan Advances made by such Facility A Bank plus such Facility A Bank's ratable share of the Letter of Credit Exposure plus such Facility A Bank's ratable share of the Swing Line Loan shall not exceed such Facility A Bank's Revolving A Loan Commitment. Revolving A Loan Borrowings must be made in an amount equal to or greater than the Minimum Borrowing Amount and be made in multiples of the Minimum Borrowing Multiple. Within the limits expressed in this Agreement, the Borrower may from time to time borrow, prepay, and reborrow Revolving A Loan Borrowings. The indebtedness of the Borrower to the Banks resulting from the Revolving A Loan Advances made by the Banks shall be evidenced by Revolving A Loan Notes made by the Borrower.

            (b)   METHOD OF ADVANCING

                  (i) Each Revolving A Loan Borrowing shall be made pursuant to a Borrowing Request given by the Borrower to the Agent in writing or by telecopy not later than the time required pursuant to Section 2.5(a)(i) to select the interest rate basis for the Revolving A Loan Borrowing. Each Borrowing Request shall be fully completed and shall specify the information required therein, and shall be irrevocable and binding on the Borrower unless such Borrowing Request is rejected by the Agent as incomplete or improper. If the Borrowing Request is accepted by the Agent, the Agent shall promptly forward notice of the Revolving A Loan Borrowing to the Facility A Banks. Each Facility A Bank shall, before 2:00 p.m. (local time at the Applicable Lending Office of the Agent) on the date of the requested Revolving A Loan Borrowing, make available from its Applicable Lending Office to the Agent at the Agent's Applicable Lending Office, in immediately available funds, such Facility A Bank's ratable share of such Revolving A Loan Borrowing. Subject to the satisfaction of all applicable conditions precedent, after receipt by the Agent of such funds, the Agent shall before close of business on the date requested for such Revolving A Loan Borrowing make such Revolving A Loan Borrowing available to the Borrower in immediately available funds at the Borrower Account.

                  (ii) Unless the Agent shall have received notice from a Facility A Bank before the date of any Revolving A Loan Borrowing that such Bank shall not make available to the Agent such Facility A Bank's ratable share of such Revolving A Loan Borrowing, the Agent may assume that such Facility A Bank has made its ratable share of such Revolving A Loan Borrowing available to the Agent on the date of such Revolving A Loan Borrowing in accordance with paragraph (i) above and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Facility A Bank shall not have so made its ratable share of such Revolving A Loan Borrowing available to the Agent, such Facility A Bank agrees that it shall pay interest on such amount for each day from the date such amount is made available to the Borrower by the Agent until the date such amount is paid to the Agent by such Facility A Bank at the Federal Funds Rate in effect from time to time, provided that with respect to such Facility A Bank if such amount is not paid by such Facility A Bank by the end of the second day after the Agent makes such amount available to the Borrower, the interest rates specified above shall be increased by a per annum amount equal to 2.00% on the third day and shall remain at such increased rate thereafter. Interest on such amount shall be due and payable by such Facility A Bank upon demand by the Agent. If such Facility A Bank shall pay to the Agent such amount and interest as provided above, such amount so paid shall constitute such Facility A Bank's Revolving A Loan Advance as part of such Revolving A Loan Borrowing for all purposes of this Agreement even though not made on the same day as the other Advances comprising such Revolving A Loan Borrowing. In the event that such Facility A Bank has not repaid such amount by the end of the fifth day after such amount was made available to the Borrower, the Borrower agrees to repay to the Agent on demand such amount, together with interest on such amount for each day from the date such amount was made available to the Borrower until the date such amount is repaid to the Agent at the interest rate charged to the Borrower for such Revolving A Loan Borrowing under the terms of this Agreement.

                  (iii) The failure of any Facility A Bank to make available its ratable share of any Revolving A Loan Borrowing shall not relieve any other Facility A Bank of its obligation, if any, to make available its ratable share of such Revolving A Loan Borrowing. No Facility A Bank shall be responsible for the failure of any other Facility A Bank to honor such other Facility A Bank's obligations hereunder, including any failure to make available any funds as part of any Revolving A Loan Borrowing.

            (c)   PREPAYMENT.

                  (i)The Borrower may prepay the outstanding principal amount of the Revolving A Loan pursuant to written notice given by the Borrower to the Agent in writing or by telecopy not later than (A) 2:00 p.m. (local time at the Applicable Lending Office of the Agent) on the third Business Day before the date of the proposed prepayment, in the case of the prepayment of any portion of the Revolving A Loan which is comprised of LIBOR Tranches, or (B) 12:00 noon (local time at the Applicable Lending Office of the Agent) on the same Business Day of the proposed prepayment, in the case of the prepayment of any portion of the Revolving A Loan comprised solely of Prime Rate Tranches. Each such notice shall specify the principal amount and the Tranches of the Revolving A Loan which shall be prepaid, the date of the prepayment, and shall be irrevocable and binding on the Borrower. Prepayments of the Revolving A Loan shall be made in integral multiples of the Minimum Borrowing Multiple. If the prepayment would cause the aggregate outstanding principal amount of any LIBOR Tranche comprising the Revolving A Loan or the aggregate outstanding principal amount of all Prime Rate Tranches comprising the Revolving A Loan, to be less than the Minimum Tranche Amount, the prepayment must be in an amount equal to the entire outstanding principal amount of such LIBOR Tranche under the Revolving A Loan or the entire outstanding principal amount of all such Prime Rate Tranches under the Revolving A Loan, as the case may be. Upon receipt of any notice of prepayment, the Agent shall give prompt notice of the intended prepayment to the Facility A Banks. For each such notice given by the Borrower, the Borrower shall prepay the Revolving A Loan in the specified amount on the specified date as set forth in such notice. The Borrower shall have no right to prepay any principal amount of the Revolving A Loan except as provided in this Section 2.1(c)(i).

                  (ii) Each prepayment of principal of any LIBOR Tranche under the Revolving A Loan pursuant to this Section 2.1(c) shall be accompanied by payment of all accrued but unpaid interest on the principal amount prepaid and any amounts required to be paid pursuant to Section 2.5 as a result of such prepayment.

            (d) REPAYMENT. The Borrower shall pay to the Agent for the ratable benefit of the Banks the aggregate outstanding principal amount of the Revolving A Loan on the Revolving A Loan Maturity Date.

      2.1A  REVOLVING B LOAN FACILITY.

            (a) REVOLVING B LOAN COMMITMENTS. Each Facility B Bank severally agrees, on the terms and conditions set forth in this Agreement and for the purposes set forth in Section 5.4, to make Revolving B Loan Advances to the Borrower as such Facility B Bank's ratable share of Revolving B Loan Borrowings requested by the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolving B Loan Maturity Date provided that the aggregate outstanding principal amount of Revolving B Loan Advances made by such Facility B Bank shall not exceed such Facility B Bank's Revolving B Loan Commitment. Revolving B Loan Borrowings must be made in an amount equal to or greater than the Minimum Borrowing Amount and be made in multiples of the Minimum Borrowing Multiple. Within the limits expressed in this Agreement, the Borrower may from time to time borrow, prepay, and reborrow Revolving B Loan Borrowings. The indebtedness of the Borrower to the Facility B Banks resulting from the Revolving B Loan Advances made by the Banks shall be evidenced by Revolving B Loan Notes made by the Borrower.

            (b)   METHOD OF ADVANCING

                  (i) Each Revolving B Loan Borrowing shall be made pursuant to a Borrowing Request given by the Borrower to the Agent in writing or by telecopy not later than the time required pursuant to Section 2.5(a)(i) to select the interest rate basis for the Revolving B Loan Borrowing. Each Borrowing Request shall be fully completed and shall specify the information required therein, and shall be irrevocable and binding on the Borrower unless such Borrowing Request is rejected by the Agent as incomplete or improper. If the Borrowing Request is accepted by the Agent, the Agent shall promptly forward notice of the Revolving B Loan Borrowing to the Facility B Banks. Each Facility B Bank shall, before 2:00 p.m. (local time at the Applicable Lending Office of the Agent) on the date of the requested Revolving B Loan Borrowing, make available from its Applicable Lending Office to the Agent at the Agent's Applicable Lending Office, in immediately available funds, such Facility B Bank's ratable share of such Revolving B Loan Borrowing. Subject to the satisfaction of all applicable conditions precedent, after receipt by the Agent of such funds, the Agent shall before close of business on the date requested for such Revolving B Loan Borrowing make such Revolving B Loan Borrowing available to the Borrower in immediately available funds at the Borrower Account.

                  (ii) Unless the Agent shall have received notice from a Facility B Bank before the date of any Revolving B Loan Borrowing that such Facility B Bank shall not make available to the Agent such Facility B Bank's ratable share of such Revolving B Loan Borrowing, the Agent may assume that such Facility B Bank has made its ratable share of such Revolving B Loan Borrowing available to the Agent on the date of such Revolving B Loan Borrowing in accordance with paragraph (i) above and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Facility B Bank shall not have so made its ratable share of such Revolving B Loan Borrowing available to the Agent, such Facility B Bank agrees that it shall pay interest on such amount for each day from the date such amount is made available to the Borrower by the Agent until the date such amount is paid to the Agent by such Facility B Bank at the Federal Funds Rate in effect from time to time, provided that with respect to such Facility B Bank if such amount is not paid by such Facility B Bank by the end of the second day after the Agent makes such amount available to the Borrower, the interest rates specified above shall be increased by a per annum amount equal to 2.00% on the third day and shall remain at such increased rate thereafter. Interest on such amount shall be due and payable by such Facility B Bank upon demand by the Agent. If such Facility B Bank shall pay to the Agent such amount and interest as provided above, such amount so paid shall constitute such Facility B Bank's Revolving B Loan Advance as part of such Revolving B Loan Borrowing for all purposes of this Agreement even though not made on the same day as the other Advances comprising such Revolving B Loan Borrowing. In the event that such Facility B Bank has not repaid such amount by the end of the fifth day after such amount was made available to the Borrower, the Borrower agrees to repay to the Agent on demand such amount, together with interest on such amount for each day from the date such amount was made available to the Borrower until the date such amount is repaid to the Agent at the interest rate charged to the Borrower for such Revolving B Loan Borrowing under the terms of this Agreement.

                  (iii) The failure of any Facility B Bank to make available its ratable share of any Revolving B Loan Borrowing shall not relieve any other Facility B Bank of its obligation, if any, to make available its ratable share of such Revolving B Loan Borrowing. No Facility B Bank shall be responsible for the failure of any other Facility B Bank to honor such other Facility B Bank's obligations hereunder, including any failure to make available any funds as part of any Revolving B Loan Borrowing.

            (c)   PREPAYMENT.

                  (i)The Borrower may prepay the outstanding principal amount of the Revolving B Loan pursuant to written notice given by the Borrower to the Agent in writing or by telecopy not later than (A) 2:00 p.m. (local time at the Applicable Lending Office of the Agent) on the third Business Day before the date of the proposed prepayment, in the case of the prepayment of any portion of the Revolving B Loan which is comprised of LIBOR Tranches, or (B) 12:00 noon (local time at the Applicable Lending Office of the Agent) on the same Business Day of the proposed prepayment, in the case of the prepayment of any portion of the Revolving B Loan comprised solely of Prime Rate Tranches. Each such notice shall specify the principal amount and the Tranches of the Revolving B Loan which shall be prepaid, the date of the prepayment, and shall be irrevocable and binding on the Borrower. Prepayments of the Revolving B Loan shall be made in integral multiples of the Minimum Borrowing Multiple. If the prepayment would cause the aggregate outstanding principal amount of any LIBOR Tranche comprising the Revolving B Loan or the aggregate outstanding principal amount of all Prime Rate Tranches comprising the Revolving B Loan, to be less than the Minimum Tranche Amount, the prepayment must be in an amount equal to the entire outstanding principal amount of such LIBOR Tranche under the Revolving B Loan or the entire outstanding principal amount of all such Prime Rate Tranches under the Revolving B Loan, as the case may be. Upon receipt of any notice of prepayment, the Agent shall give prompt notice of the intended prepayment to the Facility B Banks. For each such notice given by the Borrower, the Borrower shall prepay the Revolving B Loan in the specified amount on the specified date as set forth in such notice. The Borrower shall have no right to prepay any principal amount of the Revolving B Loan except as provided in this Section 2.1A(c)(i).

                  (ii) Each prepayment of principal of any LIBOR Tranche under the Revolving B Loan pursuant to this Section 2.1A(c) shall be accompanied by payment of all accrued but unpaid interest on the principal amount prepaid and any amounts required to be paid pursuant to Section 2.5 as a result of such prepayment.

            (d) REPAYMENT. Unless the Borrower has been deemed to have requested a conversion of the Revolving B Loan into the Term B Loan in accordance with
Section 2.1A(e) and the conditions precedent to such conversion have been satisfied pursuant to Section 3.3, the Borrower shall pay to the Agent for the ratable benefit of the Facility B Banks the aggregate outstanding principal amount of the Revolving B Loan on the Revolving B Loan Maturity Date.

            (e) OPTIONAL EXTENSION OF REVOLVING B LOAN MATURITY DATE. At any time after the sixty-first (61st) day prior to the Revolving B Loan Maturity Date, the Borrower may request that the Revolving B Loan Maturity Date be extended, effective on the then current Revolving B Loan Maturity Date, to the date which is the 364th day after the then current Revolving B Loan Maturity Date and the Facility B Banks may, at their option, accept or reject such request. To request an extension, the Borrower shall notify the Agent of the Borrower's request to extend the Revolving B Loan Maturity Date, and the Agent shall promptly notify all of the Banks of such request. Each Facility B Bank shall notify the Agent in writing within thirty (30) days after such request, provided, that no Facility B Bank shall be required to give notice of consent prior to thirty (30) days prior to the then current Revolving B Loan Maturity Date (the later of such days shall be referred to as the "Facility B Extension Response Date") whether it consents to such extension. If any Bank shall fail to give such notice to the Agent by the Facility B Extension Response Date, such Bank shall be deemed to have rejected the requested extension. If all of the Facility B Banks accept such extension by the Facility B Extension Response Date, the Revolving B Loan Maturity Date shall be automatically extended to the date which is the 364th day after the then current Revolving B Loan Maturity Date, such extension to be effective on the then effective Revolving B Loan Maturity Date. If Facility B Lenders holding at least 85% of the aggregate Revolving B Loan Commitments accept such extension by the Facility B Extension Response Date, then, on the date selected by the Borrower and the Agent, provided no Default shall have occurred and be continuing at such time, either (i) the rejecting Facility B Banks shall be replaced by Facility B Banks acceptable to the Borrower and the Agent or (ii) the Revolving B Loan Commitments of such rejecting Facility B Banks shall be terminated and the outstanding Revolving B Loan Advances of such Facility B Banks prepaid in full, together with all accrued interest thereon and accrued unused commitment fees owing at such time to such Facility B Bank and any amounts payable pursuant to
Section 2.6 (it being agreed that if any Facility B Bank is replaced and is required to assign its outstanding Revolving B Loan Advances in connection therewith on any date other than the then effective Revolving B Loan Maturity Date, such replacement and assignment shall be deemed to be a prepayment of the affected Revolving B Loan Advances for purposes of Section 2.6). If Facility B Banks holding less than 85% of the aggregate Revolving B Loan Commitments accept such extension by the Facility B Extension Response Date, then (i) the extension of the Revolving B Loan Maturity Date requested by the Borrower shall be denied, and (ii) effective on the date five Business Days after the Facility B Extension Response Date, the Borrower shall be deemed to have requested that the Revolving B Loan outstanding on the then effective Revolving B Loan Maturity Date be converted to the Term B Loan pursuant to Section 2.1B, subject to the conditions precedent to such conversion set forth in Section 3.3, unless the Borrower has otherwise notified the Agent in writing that such Revolving B Loan will be paid in full on the Revolving B Loan Maturity Date.

            (f) OPTIONAL INCREASE OF AGGREGATE REVOLVING B LOAN COMMITMENTS. At any time prior to the date 90 days prior to the Revolving B Loan Maturity Date, provided that no Default has occurred and is continuing, the Borrower may request that the aggregate amount of the Revolving B Loan Commitments be increased to an amount not to exceed $125,000,000. No Facility B Bank shall have any obligation to increase its then effective Revolving B Loan Commitment, any such increase to be in such Facility B Bank's sole discretion. In the event the existing Facility B Banks do not agree to increase their respective Revolving B Loan Commitments in an amount sufficient to result in the Borrower's requested increase of the aggregate Revolving B Loan Commitments, the Borrower may request additional financial institutions to become Facility B Banks hereunder with Revolving B Loan Commitments in an aggregate amount sufficient to result in the increased amount of Revolving B Loan Commitments requested by the Borrower, not to exceed $125,000,000. The increase in the aggregate Revolving B Loan Commitments shall be effective on the date designated by the Borrower and the Agent provided that on such date, (i) in the event there is any Revolving B Loan then outstanding, the Borrower shall request a ratable Revolving B Loan Borrowing from all of the Facility B Banks (including any new Facility B Banks) in accordance with the increased Facility B Loan Commitments and the proceeds thereof shall be used to prepay the Revolving B Loan outstanding on such date (and the Borrower shall pay any costs arising pursuant to Section 2.6 in connection therewith), and (ii) no Default shall have occurred and be continuing.

      2.1B CONVERSION TO TERM B LOAN. In the event the Borrower is deemed to have requested a conversion of Revolving B Loan into a Term B Loan pursuant to
Section 2.1A(e), the Borrower
will provide the Agent, on a date not less than three Business Days prior to the Revolving B Loan Maturity Date, a Continuation/Conversion Request in substantially the form of Exhibit C-3 specifying the interest to be applicable to the converted Term B Loan in accordance with Section 2.5. Thereafter, on the Revolving B Loan Maturity Date, subject to satisfaction of the conditions precedent to conversion set forth in Section 3.3 on such date, the outstanding Revolving B Loan shall be converted to a Term B Loan in an initial principal amount equal to the outstanding principal amount of the Revolving B Loan on such date (and on such date each Facility B Bank's outstanding Revolving B Loan Advances to the Borrower shall be converted to outstanding Term B Loan Advances on such date). The Term B Loan shall be repaid in equal quarterly installments on each Term B Loan Payment Date. Any prepayment of the Term B Loan may not be reborrowed. Interest on the Term B Loan shall accrue and be paid in accordance with Section 2.5.

      2.2   LETTER OF CREDIT FACILITY.

            (a) COMMITMENT FOR LETTERS OF CREDIT. The Issuing Bank shall, on the terms and conditions set forth in this Agreement and for the purposes set forth in Section 5.4, issue, increase, and extend Letters of Credit at the request of the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolving A Loan Maturity Date provided that
(i) the Letter of Credit Exposure shall not exceed the Letter of Credit Sublimit and (ii) the aggregate outstanding principal amount of Revolving Loan Borrowings plus the Letter of Credit Exposure plus the Swing Line Loan shall not exceed the aggregate amount of the Revolving Loan Commitments. No Letter of Credit may have an expiration date later than 12 months after its issuance date, and each Letter of Credit which is self-extending beyond its expiration date must be cancelable upon at least 30 days notice given by the Issuing Bank to the beneficiary of such Letter of Credit. No Letter of Credit may have an expiration date later than 12 months after the Revolving A Loan Maturity Date unless approved by the Issuing Bank, the Agent, and the Banks. Each Letter of Credit must be in form and substance acceptable to the Issuing Bank. The indebtedness of the Borrower to the Issuing Bank resulting from Letters of Credit requested by the Borrower shall be evidenced by the Letter of Credit Applications made by the Borrower.

            (b) REQUESTING LETTERS OF CREDIT. Each Letter of Credit shall be issued, increased, or extended pursuant to a Letter of Credit Application or Letter of Credit Application Amendment, as applicable, given by the Borrower to the Issuing Bank in writing or by telecopy promptly confirmed in writing, such Letter of Credit Application or Letter of Credit Application Amendment being given not later than 2:00 p.m. (local time at the Applicable Lending Office of the Agent) on the third Business Day before the date of the proposed issuance, increase, or extension of the Letter of Credit. Each Letter of Credit Application or Letter of Credit Application Amendment shall be fully completed and shall specify the information required therein (including the proposed form of the Letter of Credit or change thereto), and shall be irrevocable and binding on the Borrower unless such Letter of Credit Application or Letter of Credit Application Amendment is rejected by the Issuing Bank as incomplete or improper. If the Issuing Bank accepts the Letter of Credit Application or Letter of Credit Application Amendment, the Issuing Bank shall give prompt notice thereof to the Agent, and the Agent shall promptly inform the Banks of the proposed Letter of Credit or change thereto. Subject to the satisfaction of all applicable conditions precedent, the Issuing Bank shall before close of business on the date requested by the Borrower for the issuance, increase, or extension of such Letter of Credit issue, increase, or extend such Letter of Credit to the specified beneficiary. Upon the date of the issuance, increase, or extension of a Letter of Credit, the Issuing Bank shall be deemed to have sold to each other Bank and each other Bank shall be deemed to have purchased from the Issuing Bank a ratable participation in the related Letter of Credit. The Issuing Bank shall notify the Agent of each Letter of Credit issued, increased, or extended and the date and amount of each Bank's participation in such Letter of Credit, and the Agent shall in turn notify the Banks.

            (c) REIMBURSEMENTS FOR LETTERS OF CREDIT. With respect to any Letter of Credit and in accordance with the related Letter of Credit Application, the Borrower agrees to pay to the Issuing Bank on demand of the Issuing Bank any amount due to the Issuing Bank under such Letter of Credit Application (provided that fees due with respect to such Letter of Credit shall be payable as specified in Section 2.4(c)). If the Borrower does not pay upon demand of the Issuing Bank any amount due to the Issuing Bank under any Letter of Credit Application, in addition to any rights the Issuing Bank may have under such Letter of Credit Application, the Issuing Bank may upon written notice to the Agent request the satisfaction of such obligation by the making of a Revolving A Loan Borrowing. Upon such request, the Borrower shall be deemed to have requested the making of a Revolving A Loan Borrowing in the amount of such obligation and the transfer of the proceeds thereof to the Issuing Bank. Such Revolving A Loan Borrowing shall be comprised of a Prime Rate Tranche. The Agent shall promptly forward notice of such Revolving A Loan Borrowing to the Borrower and the Facility A Banks, and each Facility A Bank shall, in accordance with the procedures of Section 2.1(b), other than limitations on the size of Revolving A Loan Borrowings, and notwithstanding the failure of any conditions precedent, make available such Facility A Bank's ratable share of such Revolving A Loan Borrowing to the Agent, and the Agent shall promptly deliver the proceeds thereof to the Issuing Bank for application to such Facility A Bank's share of the obligations under such Letter of Credit. The Borrower hereby unconditionally and irrevocably authorizes, empowers, and directs the Issuing Bank to make such requests for Revolving A Loan Borrowings on behalf of the Borrower, and the Facility A Banks to make Revolving A Loan Advances to the Agent for the benefit of the Issuing Bank in satisfaction of such obligations. The Agent and each Facility A Bank may record and otherwise treat the making of such Revolving A Loan Borrowings as the making of a Revolving A Loan Borrowing to the Borrower under this Agreement as if requested by the Borrower. Nothing herein is intended to release the Borrower's obligations under any Letter of Credit Application, but only to provide an additional method of payment therefor. The making of any Borrowing under this Section 2.2(c) shall not constitute a cure or waiver of any Default or Event of Default caused by the Borrower's failure to comply with the provisions of this Agreement or any Letter of Credit Application.

            (d) PREPAYMENTS OF LETTERS OF CREDIT. In the event that any Letters of Credit shall be outstanding according to their terms after the Revolving A Loan Maturity Date, the Borrower shall pay to the Agent an amount equal to the Letter of Credit Exposure allocable to such Letters of Credit to be held in the Letter of Credit Collateral Account and applied in accordance with paragraph (g) below.

            (e) OBLIGATIONS UNCONDITIONAL. The obligations of the Borrower and each Facility A Bank under this Agreement and the Letter of Credit Applications to reimburse the Issuing Bank for draws under Letters of Credit and to make other payments due in respect of Letters of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and the Letter of Credit Applications under all circumstances, including: (i) any lack of validity or enforceability of any Letter of Credit Document; (ii) any amendment, waiver, or consent to departure from any Letter of Credit Document; (iii) the existence of any claim, set-off, defense, or other right which the Borrower or any Bank may have at any time against any beneficiary or transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, or any other person or entity, whether in connection with the transactions contemplated in this Agreement or any unrelated transaction; (iv) any statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or (v) payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; provided, however, that nothing contained in this paragraph (e) shall be deemed to constitute a waiver of any remedies of the Borrower or any Facility A Bank in connection with the Letters of Credit or the Borrower's or such Facility A Bank's rights under paragraph (f) below.

            (f) LIABILITY OF ISSUING BANK. The Issuing Bank shall not be liable or responsible for: (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency, or genuineness of documents related to Letters of Credit, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent, or forged; (iii) payment by the Issuing Bank against presentation of documents which do not strictly comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the relevant Letter of Credit; or (iv) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit (INCLUDING THE ISSUING BANK'S OWN NEGLIGENCE); except that the Issuing Bank shall be liable to the Borrower or any Facility A Bank to the extent of any direct, as opposed to consequential, damages suffered by the Borrower or such Facility A Bank which the Borrower or such Facility A Bank proves were caused by (A) the Issuing Bank's gross negligence or willful misconduct in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit or (B) the Issuing Bank's willful failure to make or delay in making lawful payment under any Letter of Credit after the presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit.

            (g)   LETTER OF CREDIT COLLATERAL ACCOUNT.

                  (i) If the Borrower is required to deposit funds in the Letter of Credit Collateral Account pursuant to Sections 2.2(d) or 6.4, then the Borrower and the Agent shall establish the Letter of Credit Collateral Account and the Borrower shall execute any documents and agreements, including the Agent's standard form assignment of deposit accounts, that the Agent requests in connection therewith to establish the Letter of Credit Collateral Account and grant the Agent a first priority security interest in such account and the funds therein. The Borrower hereby pledges to the Agent and grants the Agent a security interest in the Letter of Credit Collateral Account, whenever established, all funds held in the Letter of Credit Collateral Account from time to time, and all proceeds thereof as security for the payment of the Obligations.

                  (ii) Funds held in the Letter of Credit Collateral Account shall be held as cash collateral for obligations with respect to Letters of Credit and promptly applied by the Agent to any reimbursement or other obligations under Letters of Credit that exist or occur. To the extent that any surplus funds are held in the Letter of Credit Collateral Account above the Letter of Credit Exposure, during the existence of an Event of Default the Agent may (A) hold such surplus funds in the Letter of Credit Collateral Account as cash collateral for the Credit Obligations or (B) apply such surplus funds to any Credit Obligations in accordance with Section 6.9. If no Default exists, the Agent shall release to the Borrower at the Borrower's written request any funds held in the Letter of Credit Collateral Account above the amounts required by
Section 2.2(d).

                  (iii) Funds held in the Letter of Credit Collateral Account shall be invested in money market funds of the Agent or in another investment if mutually agreed upon by the Borrower and the Agent, but the Agent shall have no other obligation to make any other investment of the funds therein. The Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

      2.3   SWING LINE FACILITY.

            (a) COMMITMENT. The Swing Line Lender agrees, on the terms and conditions set forth in the Swing Line Note, to make advances to the Borrower under the Swing Line Note. No Bank shall have any rights thereunder (but each Facility A Bank shall have the obligation to reimburse the Swing Line Lender in accordance with paragraph (b) below). The indebtedness of the Borrower to the Swing Line Lender resulting from the advances under the Swing Line Note made by the Swing Line Lender shall be evidenced by the Swing Line Note made by the Borrower.

            (b) REIMBURSEMENTS FOR SWING LINE LOAN OBLIGATIONS. With respect to the Swing Line Loan and the interest, premium, fees, and other amounts owed by the Borrower to the Swing Line Lender in connection with the Swing Line Note, and in accordance with the terms of the Swing Line Note, the Borrower agrees to pay to the Swing Line Lender such amounts when due and payable to the Swing Line Lender under the Swing Line Note. If the Borrower does not pay to the Swing Line Lender any such amounts when due and payable to the Swing Line Lender under the Swing Line Note, in addition to any rights the Swing Line Lender may have under such Swing Line Note, the Swing Line Lender may upon written notice to the Agent request the satisfaction of such obligation by the making of a Revolving A Loan Borrowing in the amount of any such amounts not paid when due and payable. Upon such request, the Borrower shall be deemed to have requested the making of a Revolving A Loan Borrowing in the amount of such obligation and the transfer of the proceeds thereof to the Swing Line Lender. Such Revolving A Loan Borrowing shall be comprised of a Prime Rate Tranche. The Agent shall promptly forward notice of such Revolving A Loan

Borrowing to the Borrower and the Facility A Banks, and each Facility A Bank shall, in accordance with the procedures of Section 2.1(b), other than limitations on the size of Revolving A Loan Borrowings, and notwithstanding the failure of any conditions precedent, make available such Facility A Bank's ratable share of such Revolving A Loan Borrowing to the Agent, and the Agent shall promptly deliver the proceeds thereof to the Swing Line Lender for application to such amounts owed to the Swing Line Lender. The Borrower hereby unconditionally and irrevocably authorizes, empowers, and directs the Swing Line Lender to make such requests for Revolving A Loan Borrowings on behalf of the Borrower, and the Facility A Banks to make Revolving A Loan Advances to the Agent for the benefit of the Swing Line Lender in satisfaction of such obligations. The Agent and each Facility A Bank may record and otherwise treat the making of such Revolving A Loan Borrowings as the making of a Revolving A Loan Borrowing to the Borrower under this Agreement as if requested by the Borrower. Nothing herein is intended to release the Borrower's obligations under the Swing Line Note, but only to provide an additional method of payment therefor. The making of any Borrowing under this Section 2.4(b) shall not constitute a cure or waiver of any Default or Event of Default caused by the Borrower's failure to comply with the provisions of this Agreement or the Swing Line Note.

      2.4   FEES.

            (a) UNUSED REVOLVING A COMMITMENT FEES. The Borrower shall pay to the Agent for the ratable benefit of the Facility A Banks an unused commitment fee in an amount equal to the product of the Applicable Margin for unused commitment fees in effect from time to time multiplied by the average daily amount by which (i) the aggregate amount of the Revolving A Loan Commitments exceeds (ii) the aggregate outstanding principal amount of the Revolving A Loan plus the Letter of Credit Exposure. Such unused commitment fee shall be due and payable in arrears on the last day of each calendar quarter and the Revolving A Loan Maturity Date.

            (b) UNUSED REVOLVING B COMMITMENT FEES. The Borrower shall pay to the Agent for the ratable benefit of the Facility B Banks an unused commitment fee in an amount equal to the product of the Applicable Margin for unused commitment fees in effect from time to time multiplied by the average daily amount by which (i) the aggregate amount of the Revolving B Loan Commitments exceeds (ii) the aggregate outstanding principal amount of the Revolving B Loan. Such unused commitment fee shall be due and payable in arrears on the last day of each calendar quarter and the Revolving B Loan Maturity Date.

            (c) FEES FOR LETTERS OF CREDIT. For each Letter of Credit issued by the Issuing Bank, the Borrower shall pay to the Agent for the ratable benefit of the Facility A Banks a letter of credit fee equal to the Applicable Margin for letter of credit fees per annum on the face amount of such Letter of Credit for the stated term of such Letter of Credit, with a minimum fee of $500. In addition, for each Letter of Credit issued by the Issuing Bank, the Borrower shall pay to the Agent for the benefit of the Issuing Bank a fronting fee of 0.125% per annum on the face amount of such Letter of Credit for the stated term of such Letter of Credit, with a minimum fee of $500. The Borrower shall pay such letter of credit fees for each Letter of Credit quarterly in arrears within ten days after when billed therefor by the Issuing Bank.

            (d) AGENT FEE LETTER. The Borrower shall pay to the parties specified therein the fees and other amounts payable under the Agent Fee Letter.

            (f) AMENDMENT FEE. The Borrower shall pay to the Agent for the ratable benefit of the Facility A Banks a fee of .05% of $300,000,000 in consideration of the agreement of the Facility A Banks to enter into this Amended and Restated Credit Agreement, such fee to be paid in full on the date this Agreement becomes effective in accordance with its terms.

      2.5   INTEREST.

            (a) ELECTION OF INTEREST RATE BASIS. The Borrower may select the interest rate basis for each Loan to the Borrower in accordance with the terms of this Section 2.5(a):

                  (i) Under the Borrowing Request provided to the Agent in connection with the making of each Borrowing under any Loan, the Borrower shall select the amount and the Type of the Tranches, and for each LIBOR Tranche selected, any permitted Interest Period for each such LIBOR Tranche, which will comprise such Borrowing, provided that (A) at no time shall there be more than ten separate LIBOR Tranches outstanding under this Agreement and (B) each Tranche must be in a principal amount equal to or greater than the Minimum Tranche Amount and be made in multiples of the Minimum Tranche Multiple. Such interest rate elections must be provided to the Agent in writing or by telecopy not later than 1:00 p.m. (local time at the Applicable Lending Office of the Agent) on the third Business Day before the date of any proposed Borrowing comprised of a LIBOR Tranche or 11:00 a.m. (local time at the Applicable Lending Office of the Agent) on the same day of any proposed Borrowing comprised solely of a Prime Rate Tranche. The Agent shall promptly forward copies of such interest rate elections to the Banks. In the case of any Borrowing comprised of a LIBOR Tranche, upon determination by the Agent, the Agent shall promptly notify the Borrower and the Banks of the applicable interest rate to such Tranche.

                  (ii) With respect to any Tranche under any Loan, the Borrower may continue or convert any portion of any LIBOR Tranche or Prime Rate Tranche to form new LIBOR Tranches or Prime Rate Tranches under the same Loan in accordance with this paragraph. Each such continuation or conversion shall be deemed to create a new Tranche for all purposes of this Agreement. Each such continuation or conversion shall be made pursuant to a Continuation/Conversion Request given by the Borrower to the Agent in writing or by telecopy not later than 2:00 p.m. (local time at the Applicable Lending Office of the Agent) on the third Business Day before the date of the proposed continuation or conversion. Each Continuation/Conversion Request shall be fully completed and shall specify the information required therein, and shall be irrevocable and binding on the Borrower. If the Continuation/Conversion Request is accepted by the Agent, the Agent shall promptly forward notice of the continuation or conversion to the Banks. In the case of any continuation or conversion into LIBOR Tranches, upon determination by the Agent, the Agent shall notify the Borrower and the Banks of the applicable interest rate. Continuations and conversions of Tranches shall be made in integral multiples of the Minimum Tranche Multiple. No continuation or conversion shall be permitted if such continuation or conversion would cause the aggregate outstanding principal amount of any LIBOR Tranche which would remain outstanding or the aggregate outstanding principal amount of all Prime Rate Tranches which would remain outstanding to be less than the Minimum Tranche Amount. At no time shall there be more than eight separate LIBOR Tranches outstanding under any Loan. Any conversion of an existing LIBOR Tranche is subject to Section 2.6. Subject to the satisfaction of all applicable conditions precedent, the Agent and the Banks shall before close of business on the date requested by the Borrower for the continuation or conversion, make such continuation or conversion.

                  (iii) At the end of the Interest Period for any LIBOR Tranche if the Borrower has not continued or converted such LIBOR Tranche into new Tranches as provided for in paragraph (ii) above, the Borrower shall be deemed to have continued such LIBOR Tranche as a new LIBOR Tranche under the same Loan with an Interest Period of one month. Each Prime Rate Tranche shall continue as a Prime Rate Tranche under the same Loan unless the Borrower converts such Prime Rate Tranche as provided for in paragraph (ii) above.

            (b) LIBOR TRANCHES. Each LIBOR Tranche shall bear interest during its Interest Period at a per annum interest rate equal to the sum of the LIBOR for such Tranche plus the Applicable Margin for LIBOR Tranches in effect from time to time. The Borrower shall pay to the Agent for the ratable benefit of the Banks all accrued but unpaid interest on each LIBOR Tranche on the last day of the applicable Interest Period for such LIBOR Tranche (and with respect to LIBOR Tranches with Interest Periods of greater than three months, on the date which is three months after the first date of the Interest Period for such LIBOR Tranche), when required upon prepayment as specified elsewhere in this Agreement, on any date when any portion of any LIBOR Tranche is prepaid in full (but only to the extent of the portion of any such LIBOR Tranche is prepaid), and on the applicable Maturity Date for each such LIBOR Tranche.

            (c) PRIME RATE TRANCHES. Each Prime Rate Tranche shall bear interest at a per annum interest rate equal to the Adjusted Prime Rate in effect from time to time plus the Applicable Margin for Prime Rate Tranches in effect from time to time. The Borrower shall pay to the Agent for the ratable benefit of the Banks all accrued but unpaid interest on outstanding Prime Rate Tranches on the last day of each calendar quarter, when required upon prepayment as specified elsewhere in this Agreement, on any date all Prime Rate Tranches are prepaid in full, and on the applicable Maturity Date for each such Prime Rate Tranche.

            (d)   USURY PROTECTION.

                  (i) If, with respect to any Bank and the Borrower, the effective rate of interest contracted for by such Bank with the Borrower under the Credit Documents, including the stated rates of interest contracted for hereunder and any other amounts contracted for under the Credit Documents which are deemed to be interest, at any time exceeds the Highest Lawful Rate, then the outstanding principal amount of the loans made by such Bank to the Borrower hereunder shall bear interest at a rate which would make the effective rate of interest on the loans made by such Bank to the Borrower under the Credit Documents equal the Highest Lawful Rate until the difference between the amounts which would have been due by the Borrower to such Bank at the stated rates and the amounts which were due by the Borrower to such Bank at the Highest Lawful Rate (the "Lost Interest") has been recaptured by such Bank. If, when the loans made hereunder are repaid in full, the Lost Interest has not been fully recaptured by such Bank pursuant to the preceding paragraph, then, to the extent permitted by law, the interest rates charged by such Bank to the Borrower hereunder shall be retroactively increased such that the effective rate of interest on the loans made by such Bank to the Borrower under the Credit Documents was at the Highest Lawful Rate since the effectiveness of this Agreement to the extent necessary to recapture the Lost Interest not recaptured pursuant to the preceding sentence and, to the extent allowed by law, the Borrower shall pay to such Bank the amount of the Lost Interest remaining to be recaptured by such Bank.

                  (ii) In calculating all sums paid or agreed to be paid to any Bank by the Borrower for the use, forbearance, or detention of money under the Credit Documents, such amounts shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread in equal parts throughout the term of the Credit Documents.

                  (iii) NOTWITHSTANDING THE FOREGOING OR ANY OTHER
TERM IN THIS AGREEMENT AND THE CREDIT DOCUMENTS TO THE CONTRARY, it is the intention of each Bank and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Bank contracts for, charges, or receives any consideration from the Borrower which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Bank's option be applied to the outstanding amount of the loans made hereunder by such Bank to the Borrower or be refunded to the Borrower.

      2.6 BREAKAGE COSTS. If (i) any payment of principal on or any conversion of any LIBOR Tranche is made on any date other than the last day of the Interest Period for such LIBOR Tranche, whether as a result of any voluntary or mandatory prepayment, any acceleration of maturity, or any other cause, (ii) any payment of principal on any LIBOR Tranche is not made when due, or (iii) any LIBOR Tranche is not borrowed, converted, or prepaid in accordance with the respective notice thereof provided by the Borrower to the Agent, whether as a result of any failure to meet any applicable conditions precedent for borrowing, conversion, or prepayment, the permitted cancellation of any request for borrowing, conversion, or prepayment, the failure of the Borrower to provide the respective notice of borrowing, conversion, or prepayment, or any other cause not specified above which is created by the Borrower, then the Borrower shall pay to each Bank upon demand any amounts required to compensate such Bank for any losses, costs, or expenses, including lost profits and administrative expenses, which are reasonably allocable to such action, including losses, costs, and expenses related to the liquidation or redeployment of funds acquired or designated by such Bank to fund or maintain such Bank's share of such LIBOR Tranche or related to the reacquisition or redesignation of funds by such Bank to fund or maintain such Bank's share of such LIBOR Tranche following any liquidation or redeployment of such funds caused by such action. Such Bank need not prove matched funding of any particular funds, and a certificate as to the amount of such loss, cost, or expense detailing the calculation thereof and certifying that such Bank customarily charges such amounts to its other customers in similar circumstances submitted by such Bank to the Borrower shall be conclusive and binding for all purposes, absent manifest error.

      2.7   INCREASED COSTS.

            (a) COST OF FUNDS. If due to either (i) any introduction of, change in, or change in the interpretation of any law or regulation after the date of this Agreement or (ii) compliance with any guideline or request from any central bank or other governmental authority having appropriate jurisdiction (whether or not having the force of law) given after the date of this Agreement, there shall be any increase in the costs of any Bank allocable to (x) committing to make any Advance or obtaining funds for the making, funding, or maintaining of such Bank's share of any LIBOR Tranche in the relevant interbank market or (y) committing to make Letters of Credit or issuing, funding, or maintaining Letters of Credit (including any increase in any applicable reserve requirement specified by the Federal Reserve Board, including those for emergency, marginal, supplemental, or other reserves), then the Borrower shall pay to such Bank upon demand any amounts required to compensate such Bank for such increased costs, such amounts being due and payable upon demand by such Bank. A certificate as to the cause and amount of such increased cost detailing the calculation of such cost and certifying that such Bank customarily charges such amounts to its other customers in similar circumstances submitted by such Bank to the Borrower shall be conclusive and binding for all purposes, absent manifest error. No Bank may make any claim for compensation under this Section 2.7(a) for increased costs incurred before 90 days prior to the delivery of any such certificate.

            (b) CAPITAL ADEQUACY. If, due to either (i) any introduction of, change in, or change in the interpretation of any law or regulation after the date of this Agreement or (ii) compliance with any guideline or request from any central bank or other governmental authority having appropriate jurisdiction (whether or not having the force of law) given after the date of this Agreement, there shall be any increase in the capital requirements of any Bank or its parent or holding company allocable to (x) committing to make Advances or making, funding, or maintaining Advances or (y) committing to make Letters of Credit or issuing, funding, or maintaining Letters of Credit, as such capital requirements are allocated by such Bank, then the Borrower shall pay to such Bank upon demand any amounts required to compensate such Bank or its parent or holding company for such increase in costs (including an amount equal to any reduction in the rate of return on assets or equity of such Bank or its parent or holding company), such amounts being due and payable upon demand by such Bank. In addition, if for any reason any Facility B Bank or its parent or holding company is required to hold capital against such Facility B Bank's unfunded Revolving B Loan Commitment, then the Borrower shall pay to such Bank upon demand any amounts required to compensate such Bank or its parent or holding company for such increase in costs (including an amount equal to any reduction in the rate of return on assets or equity of such Bank or its parent or holding company), such amounts being due and payable upon demand by such Bank. A certificate as to the cause and amounts detailing the calculation of such amounts and certifying that such Bank customarily charges such amounts to its other customers in similar circumstances submitted by such Bank to the Borrower shall be conclusive and binding for all purposes, absent manifest error. No Bank may make any claim for compensation under this Section 2.7(b) for increased costs incurred before 90 days prior to the delivery of any such certificate.

      2.8 ILLEGALITY. Notwithstanding any other provision in this Agreement, if it becomes unlawful for any Bank to obtain deposits or other funds for making or funding such Bank's share of any LIBOR Tranche in the relevant interbank market, such Bank shall so notify the Borrower and the Agent and such Bank's commitment to create LIBOR Tranches shall be suspended until such condition has passed, all LIBOR Tranches applicable to such Bank shall be converted to Prime Rate Tranches as of the end of each applicable Interest Period or earlier if necessary, and all subsequent requests for LIBOR Tranches shall be deemed to be requests for Prime Rate Tranches with respect to such Bank.

      2.9 MARKET FAILURE. Notwithstanding any other provision in this Agreement, if the Agent determines that: (a) quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR" are not being provided in the relevant amounts, or maturities for purposes of determining the rate of interest referred to in the definition of "LIBOR" or (b) the relevant rates of interest referred to in the definition of "LIBOR" which are used as the basis to determine the rate of interest for LIBOR Tranches are not likely to adequately cover the cost to any Bank of making or maintaining such Bank's share of any LIBOR Tranche, then if the Agent so notifies the Borrower, the Agent and the Banks' commitment to create LIBOR Tranches shall be suspended until such condition has passed, all LIBOR Tranches shall be converted to Prime Rate Tranches as of the end of each applicable Interest Period or earlier if necessary, and all subsequent requests for LIBOR Tranches shall be deemed to be requests for Prime Rate Tranches.

      2.10  PAYMENT PROCEDURES AND COMPUTATIONS.

            (a) PAYMENT PROCEDURES. Time is of the essence in this Agreement and the Credit Documents. All payment hereunder shall be made in Dollars. The Borrower shall make each payment under this Agreement and under the Notes not later than 12:00 noon (local time at the Applicable Lending Office of the Agent) on the day when due to the Agent at the Agent's Applicable Lending Office in immediately available funds. All payments by the Borrower hereunder shall be made without any offset, abatement, withholding, or reduction. Upon receipt of payment from the Borrower of any principal, interest, or fees due to the Facility A Banks, the Agent shall promptly after receipt thereof distribute to the Facility A Banks their ratable share of such payments for the account of their respective Applicable Lending Offices. Upon receipt of payment from the Borrower of any principal, interest, or fees due to the Facility B Banks, the Agent shall promptly after receipt thereof distribute to the Facility B Banks their ratable share of such payments for the account of their respective Applicable Lending Offices. If and to the extent that the Agent shall not have so distributed to any Bank its ratable share of such payments, the Agent agrees that it shall pay interest on such amount for each day after the day when such amount is made available to the Agent by the Borrower until the date such amount is paid to such Bank by the Agent at the Federal Funds Rate in effect from time to time, provided that if such amount is not paid by the Agent by the end of the third day after the Borrower makes such amount available to the Agent, the interest rates specified above shall be increased by a per annum amount equal to 2.00% on the fourth day and shall remain at such increased rate thereafter. Interest on such amount shall be due and payable by the Agent upon demand by such Bank. Upon receipt of other amounts due solely to the Agent, the Issuing Bank, the Swing Line Lender, or a specific Bank, the Agent shall distribute such amounts to the appropriate party to be applied in accordance with the terms of this Agreement.

            (b) AGENT RELIANCE. Unless the Agent shall have received written notice from the Borrower prior to any date on which any payment is due to the Banks that the Borrower shall not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank, together with interest thereon from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at an interest rate equal to, the Federal Funds Rate in effect from time to time, provided that with respect to such Bank, if such amount is not repaid by such Bank by the end of the second day after the date of the Agent's demand, the interest rates specified above shall be increased by a per annum amount equal to 2.00% on the third day after the date of the Agent's demand and shall remain at such increased rate thereafter.

            (c) SHARING OF PAYMENTS. Each Bank agrees that if it should receive any payment (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) in respect of any obligation of the Borrower to pay principal, interest, fees, or any other obligation incurred under the Credit Documents in a proportion greater than the total amount of such principal, interest, fees, or other obligation then owed and due by the Borrower to such Bank bears to the total amount of principal, interest, fees, or other obligation then owed and due by the Borrower to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse from the other Banks an interest in the obligations of the Borrower to such Banks in such amount as shall result in a participation by all of the Banks, in proportion with the Banks' respective Percentages, in the aggregate unpaid amount of principal, interest, fees, or any such other obligation, as the case may be, owed by the Borrower to all of the Banks; provided that if all or any portion of such excess payment is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, in proportion with the Banks' respective Percentages, but without interest.

            (d) AUTHORITY TO CHARGE ACCOUNTS. The Agent, if and to the extent payment owed to the Agent or any Bank is not made when due, may charge from time to time against any account of the Borrower with the Agent any amount so due. The Agent agrees promptly to notify the Borrower after any such charge and application made by the Agent provided that the failure to give such notice shall not affect the validity of such charge and application.

            (e) INTEREST AND FEES. Unless expressly provided for in this Agreement, (i) all computations of interest based on the Prime Rate (including the Adjusted Prime Rate, when applicable) shall be made on the basis of a 365/366 day year, as the case may be, (ii) all computations of interest based on the Federal Funds Rate (including the Adjusted Prime Rate, when applicable) shall be made on the basis of a 360 day year, (iii) all computations of interest based upon the LIBOR shall be made on the basis of a 360 day year, and (iv) all computations of fees shall be made on the basis of a 360 day year, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable.

Each determination by the Agent of an interest rate or fee shall be conclusive and binding for all purposes, absent manifest error.

            (f) PAYMENT DATES. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. If the time for payment for an amount payable is not specified in this Agreement or in any other Credit Document, the payment shall be due and payable on demand by the Agent or the applicable Bank.

      2.11  TAXES.

            (a) NO DEDUCTION FOR CERTAIN TAXES. Any and all payments by the Borrower shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, other than taxes imposed on the income and franchise taxes imposed on the Agent, any Bank, or the Applicable Lending Office thereof by any jurisdiction in which any such entity is a citizen or resident or any political subdivision of such jurisdiction (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to the Agent, any Bank, or the Applicable Lending Office thereof, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11), such Person receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) OTHER TAXES. The Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or the other Credit Documents (other than those which become due as a result of any Bank joining this Agreement as a result of any Assignment and Acceptance, which shall be paid by the Bank which becomes a Bank hereunder as a result of such Assignment and Acceptance).

            (c) FOREIGN BANK WITHHOLDING EXEMPTION. Each Bank and Issuing Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it shall deliver to the Borrower and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax, which have been reasonably requested by the Borrower. Each Bank which delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Agent two further copies of the said letter and Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Borrower and the Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Agent certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any delivery required by the preceding sentence would otherwise be required which renders all such forms inapplicable or which would prevent any Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, such Bank shall not be required to deliver such letter or forms. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to a Bank failing to provide the requisite Internal Revenue Service forms in a timely manner. Each Bank which fails to provide to the Borrower in a timely manner such forms shall reimburse the Borrower upon demand for any penalties paid by the Borrower as a result of any failure of the Borrower to withhold the required amounts that are caused by such Bank's failure to provide the required forms in a timely manner.

ARTICLE 3.  CONDITIONS PRECEDENT.

      3.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective subject to satisfaction of the condition precedent that the Borrower shall have delivered or shall have caused to be delivered the documents and other items listed on EXHIBIT F, together with any other documents requested by the Agent to document the agreements and intent of the Credit Documents, each in form and with substance satisfactory to the Agent, and shall have paid to the Agent for the ratable benefit of the Facility B Banks the upfront fees required to be paid in connection with the Revolving B Loan Commitments as agreed between the Agent and the Borrower.

      3.2 CONDITIONS PRECEDENT TO EACH EXTENSION OF CREDIT. The obligation of each Bank to make any extension of credit under this Agreement, including the making of any Advances, and the issuance, increase, or extension of any Letters of Credit, shall be subject to the further conditions precedent that on the date of such extension of credit:

            (a) REPRESENTATIONS AND WARRANTIES. As of the date of the making of any extension of credit hereunder, the representations and warranties contained in each Credit Document shall be true and correct in all material respects as of such date (and the Borrower's request for the making of any extension of credit hereunder shall be deemed to be a restatement, representation, and additional warranty of the representations and warranties contained in each Credit Document as of such date);

            (b) DEFAULT. As of the date of the making of any extension of credit hereunder, there shall exist no Default or Event of Default, and the making of the extension of credit would not cause or be reasonably expected to cause a Default or Event of Default; and

            (c) MATERIAL ADVERSE CHANGE. There shall not have occurred any Material Adverse Change since the date of the Interim Financial Statements.


      3.3 CONDITIONS PRECEDENT TO CONVERSION TO TERM B LOAN. The obligation of the Facility B Banks to convert the outstanding Revolving B Loan to a Term B Loan on the Conversion Date, shall be subject to the further conditions precedent that on the date of such conversion:

            (a) REPRESENTATIONS AND WARRANTIES. As of the date of such conversion, the representations and warranties contained in each Credit Document (other than the representation and warranty concerning no Material Adverse Change in Section 4.7(b)) shall be true and correct in all material respects as of such date (and the Borrower's request for such conversion shall be deemed to be a restatement, representation, and additional warranty of the representations and warranties contained in each Credit Document as of the Conversion Date);

            (b) DEFAULT. As of the date of such conversion, there shall exist no Default or Event of Default, and such conversion would not cause or be reasonably expected to cause a Default or Event of Default; and

            (c) TERM B LOAN NOTES. The Agent shall have received for each Facility B Bank, a Term B Loan Note payable to the order of such Facility B Bank in the original principal amount of the Revolving B Loan Advances of such Facility B Bank outstanding on the Conversion Date (after giving effect to any prepayments of the Revolving B Loan to scheduled be made on the Conversion
Date). Upon each such Facility B Bank's receipt of such new Term B Loan Note, such Facility B Bank shall return to the Borrower as promptly as possible the Revolving B Loan Note payable to such Facility B Bank marked cancelled.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and each Bank, and with each request for any extension of credit hereunder, including the making of any Advances, and the issuance, increase, or extension of any Letters of Credit, again represents and warrants to the Agent and each Bank, as follows:

      4.1 ORGANIZATION. As of the date of this Agreement, each Restricted Entity
(a) is duly organized, validly existing, and in good standing under the laws of such Person's respective jurisdiction of organization and (b) is duly licensed, qualified to do business, and in good standing in each jurisdiction in which such Person is organized, owns property, or conducts operations to the extent that any failure to be so licensed, qualified, or in good standing could reasonably be expected to cause a Material Adverse Change.

      4.2 AUTHORIZATION. The execution, delivery, and performance by each Credit Party of the Credit Documents to which such Credit Party is a party and the consummation of the transactions contemplated thereby (a) do not contravene the organizational documents of such Credit Party, (b) have been duly authorized by all necessary corporate action of each Credit Party, and (c) are within each Credit Party's corporate powers.

      4.3 ENFORCEABILITY. Each Credit Document to which any Credit Party is a party has been duly executed and delivered by each Credit Party which is a party to such Credit Document and constitutes the legal, valid, and binding obligation of each such Credit Party, enforceable against each such Credit Party in accordance with such Credit Document's terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and subject to the availability of equitable remedies.

      4.4 ABSENCE OF CONFLICTS AND APPROVALS. The execution, delivery, and performance by each Credit Party of the Credit Documents to which such Credit Party is a party and the consummation of the transactions contemplated thereby,
(a) do not result in any violation or breach of any provisions of, or constitute a default under, any note, indenture, credit agreement, security agreement, credit support agreement, or other similar agreement to which such Credit Party is a party or any other material contract or agreement to which such Credit Party is a party, (b) do not violate any law or regulation binding on or affecting such Credit Party, (c) do not require any authorization, approval, or other action by, or any notice to or filing with, any governmental authority, and (d) do not result in or require the creation or imposition of any Lien prohibited by this Agreement.

      4.5 INVESTMENT COMPANIES. No Restricted Entity or Affiliate thereof is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      4.6 PUBLIC UTILITIES. No Restricted Entity or Affiliate thereof is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. No Restricted Entity or Affiliate thereof is a regulated public utility.

      4.7   FINANCIAL CONDITION.

            (a) The Borrower has delivered to the Agent the Financial Statements, and the Financial Statements are accurate and complete in all material respects and present fairly the financial condition of Borrower as of their date and for their period in accordance with generally accepted accounting principles. The Borrower has delivered to the Agent the Interim Financial Statements, and the Interim Financial Statements are accurate and complete in all material respects and present fairly the financial condition of Borrower as of their date and for their period in accordance with generally accepted accounting principles, as applicable to interim financial reports.

            (b) As of the date of the Financial Statements and Interim Financial Statements, there were no material contingent obligations, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses of the Borrower or any of the Borrower's Subsidiaries, except as disclosed therein and adequate reserves for such items have been made in accordance with generally accepted accounting principles. No Material Adverse Change has occurred since the date of the Interim Financial Statements. No Default exists.

      4.8 CONDITION OF ASSETS. Each Restricted Entity has good and indefeasible title to substantially all of its owned property and valid leasehold rights in all of its leased property, as reflected in the financial statements most recently provided to the Agent free and clear of all Liens except Permitted Liens. Each Restricted Entity possesses and has properly approved, recorded, and filed, where applicable, all permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights, and copyrights which are useful in the conduct of its business and which the failure to possess could reasonably be expected to cause a Material Adverse Change. The material properties used or to be used in the continuing operations of each Restricted Entity are in good repair, working order, and condition, normal wear and tear excepted. The properties of each Restricted Entity have not been adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits, or concessions by a governmental authority, riot, activities of armed forces, or acts of God or of any public enemy in any manner which (after giving effect to any insurance proceeds) could reasonably be expected to cause a Material Adverse Change.

      4.9 LITIGATION. There are no actions, suits, or proceedings pending or, to the knowledge of any Restricted Entity, threatened against any Restricted Entity at law, in equity, or in admiralty, or by or before any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, or any arbitrator which could reasonably be expected to cause a Material Adverse Change.

      4.10 SUBSIDIARIES. As of the date of this Agreement, the Borrower has no Subsidiaries except as disclosed in SCHEDULE II. The Borrower has no Subsidiaries which have not been disclosed in writing to the Agent.

      4.11 LAWS AND REGULATIONS. Each Restricted Entity has been and is in compliance with all federal, state, and local laws and regulations which are applicable to the operations and property of such Person and which the failure to comply with could reasonably be expected to cause a Material Adverse Change.

      4.12 ENVIRONMENTAL COMPLIANCE. Each Restricted Entity has been and is in compliance with all Environmental Laws and has obtained and is in compliance with all related permits necessary for the ownership and operation of any such Person's properties which the failure to be in compliance with could reasonably be expected to cause a Material Adverse Change. Each Restricted Entity has not received notice of and has not been investigated for any violation or alleged violation of any Environmental Law in connection with any such Person's presently or previously owned properties which currently threaten action or suggest liabilities which could reasonably be expected to cause a Material Adverse Change. Each Restricted Entity does not and has not created, handled, transported, used, or disposed of any Hazardous Materials on or about any such Person's properties (nor has any such Person's properties been used for those purposes); has never been responsible for the release of any Hazardous Materials into the environment in connection with any such Person's operations and have not contaminated any properties with Hazardous Materials; and does not and has not owned any properties contaminated by any Hazardous Materials, in each case in violation of Environmental Laws and related permits in any manner which could reasonably be expected to cause a Material Adverse Change. For the purposes of this Section 4.12, any losses covered by the Borrower's accrual for liabilities included on its most recent consolidated balance sheet that the Borrower has designated for environmental liabilities shall be excluded in determining whether any Material Adverse Change has occurred.

      4.13 ERISA. Each Restricted Entity and each of their respective Commonly Controlled Entities are in compliance with all provisions of ERISA to the extent that the failure to be in compliance could reasonably be expected to cause a Material Adverse Change. No Restricted Entity nor any of their respective Commonly Controlled Entities participates in or during the past five years has participated in any employee pension benefit plan covered by Title IV of ERISA or any multiemployer plan under Section 4001(a)(3) of ERISA. With respect to the Plans of the Restricted Entities, no Material Reportable Event or Prohibited Transaction has occurred and exists that could reasonably be expected to cause a Material Adverse Change.

      4.14 TAXES. Each Restricted Entity has filed all United States federal, state, and local income tax returns and all other domestic and foreign tax returns which are required to be filed by such Person and has paid, or provided for the payment before the same became delinquent of, all taxes due pursuant to such returns or pursuant to any assessment received by the such Person except for tax payments being contested in good faith for which adequate reserves have been made and reported in accordance with general accepted accounting principals and which could not reasonably be expected to cause a Material Adverse Change. The charges, accruals, and reserves on the books of the Restricted Entities in respect of taxes are adequate in accordance with generally accepted accounting principles.

      4.15 TRUE AND COMPLETE DISCLOSURE. All factual information furnished by or on behalf of any Credit Party in writing to the Agent or any Bank in connection with the Credit Documents and the transactions contemplated thereby is true and accurate in all material respects on the date as of which such information was dated or certified and does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained therein not misleading. All projections, estimates, and pro forma financial information furnished by any Credit Party were prepared on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections, estimates, and pro forma financial information were furnished.

      4.16  YEAR 2000.

            (a) Except to the extent that a failure to do so could not reasonably be expected to cause a Material Adverse Change, the Borrower (i) has begun analyzing the operations of the Restricted Entities that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips, and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and (ii) is developing a plan for becoming

Year 2000 compliant in a timely manner. The Borrower reasonably believes that the Restricted Entities and their Affiliates will become Year 2000 compliant on a timely basis except to the extent that a failure to do so could not reasonably be expected to cause a Material Adverse Change.

            (b) The Borrower will promptly notify the Agent in the event the Borrower determines that any computer application which is material to the operations of the Restricted Entities or its Affiliates or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to cause a Material Adverse Change.

ARTICLE 5. COVENANTS. Until the Agent and the Banks receive irrevocable payment of the Credit Obligations and have terminated this Agreement and each other Credit Document, the Borrower shall comply with and cause compliance with the following covenants:

      5.1 ORGANIZATION. The Borrower shall cause each Restricted Entity to (a) maintain itself as an entity duly organized, validly existing, and in good standing under the laws of each such Person's respective jurisdiction of organization and (b) duly licensed, qualified to do business, and in good standing in each jurisdiction in which such Person is organized, owns property, or conducts operations and which requires such licensing or qualification and where failure to be so licensed, qualified, or in good standing could reasonably be expected to cause a Material Adverse Change.

      5.2 REPORTING. The Borrower shall furnish to the Agent all of the following:

            (a) ANNUAL FINANCIAL REPORTS. As soon as available and in any event not later than 90 days after the end of each fiscal year of the Borrower, (i) a copy of the annual audit report for such fiscal year for the Borrower, including therein the consolidated balance sheets of the Borrower as of the end of such fiscal year and the consolidated statements of income, stockholders' equity, and cash flows for the Borrower for such fiscal year, setting forth the consolidated financial position and results of the Borrower for such fiscal year and certified, without any qualification or limit of the scope of the examination of matters relevant to the financial statements, by a nationally recognized certified public accounting firm and (ii) a completed Compliance Certificate duly certified by a Responsible Officer of the Borrower;

            (b) QUARTERLY FINANCIAL REPORTS. As soon as available and in any event not later than 45 days after the end of each fiscal quarter, (i) a copy of the internally prepared consolidated financial statements of the Borrower for such fiscal quarter and for the fiscal year to date period ending on the last day of such fiscal quarter, including therein the consolidated balance sheets of the Borrower as of the end of such fiscal quarter and the consolidated statements of income, and cash flows for such fiscal quarter and for such fiscal year to date period, setting forth the consolidated financial position and results of the Borrower for such fiscal quarter and fiscal year to date period, all in reasonable detail and duly certified by a Responsible Officer of the Borrower as having been prepared in accordance with generally accepted accounting principles, including those applicable to interim financial reports which permit normal year end adjustments and do not require complete financial notes and (ii) a completed Compliance Certificate duly certified by a Responsible Officer of the Borrower;

            (c) ACQUISITION INFORMATION. As soon as available prior to the closing of any Acquisition but in any event 10 Business Days prior to the closing of the Acquisition, a completed Acquisition Certificate duly certified by a Responsible Officer of the Borrower (with a copy of such Acquisiton Certificate sent also to legal counsel for the Borrower and legal counsel for the Agent), which the Agent shall forward to the Banks for any Acquisition in which the consideration paid or incurred by the Restricted Entities exceeds $7,500,000 or if the Borrower discloses that there are any material litigation, environmental, or other liabilities associated therewith (and prior to the consummation of the Acquisition, the Borrower shall make available at its offices in Houston, Texas, the acquisition documents regarding the acquired assets, including schedules reflecting litigation liabilities, environmental liabilities, and other assumed liabilities, and any other information regarding the acquired assets as the Agent may reasonably request);

            (d) SEC FILINGS. As soon as available and in any event not later than thirty days after the filing or delivery thereof, copies of all financial statements, reports, and proxy statements which the Borrower shall have sent to its stockholders generally and copies of all regular and periodic reports, if any, which any Restricted Entity shall have filed with the Securities and Exchange Commission;

            (e) DEFAULTS. Promptly, but in any event within five Business Days after the discovery thereof, a notice of any facts known to any Restricted Entity which constitute a Default, together with a statement of a Responsible Officer of the Borrower setting forth the details of such facts and the actions which the Borrower has taken and proposes to take with respect thereto (and the Agent shall, promptly upon receipt from the Borrower of a notice pursuant to this Section 5.2(e), forward a copy of such notice to each Bank);

            (f) LITIGATION; MATERIAL CONTINGENT LIABILITIES; MATERIAL AGREEMENT DEFAULT. The Borrower shall provide to the Agent:

                  (i) promptly, but in any event within ten Business Days after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting any Restricted Entity which, if determined adversely, could reasonably be expected to cause a Material Adverse Change;

                   (ii) promptly, but in any event within ten Business Days after acquiring knowledge thereof, notice of any material contingent liabilities; and

                  (iii) promptly, but in any event within ten Business Days after obtaining knowledge thereof, notice of any breach by any Restricted Entity of any contract or agreement which breach could reasonably be expected to cause a Material Adverse Change;

            (g) MATERIAL CHANGES. Prompt written notice of any condition or event of which any Restricted Entity has knowledge, which condition or event has resulted or could reasonably be expected to cause a Material Adverse Change;

            (h) QUARTERLY PERFECTION CERTIFICATE. On the last Business Day of each calendar quarter (commencing with the quarter ending December 31, 1998), a completed Quarterly Perfection Certificate duly certified by a Responsible Officer of the Borrower; and

            (i) OTHER INFORMATION. Such other information respecting the business operations or property of any Restricted Entity, financial or otherwise, as the Agent or the Majority Banks may from time to time reasonably request.

      5.3 INSPECTION. The Borrower shall cause each Restricted Entity to permit the Agent and the Banks to visit and inspect any of the properties of such Restricted Entity, to examine all of such Person's books of account, records, reports, and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers, employees, and independent public accountants all at such reasonable times and as often as may be reasonably requested provided that the Borrower is given at least one Business Day advance notice thereof and reasonable opportunity to be present when independent public accountants or other third parties are contacted.

      5.4 USE OF PROCEEDS. The proceeds of the Revolving Loan Borrowings shall be used by the Borrower for Acquisitions, working capital needs, refinancing existing indebtedness, Capital Expenditures, and for other lawful corporate purposes. The Borrower shall not, directly or indirectly, use any part of such proceeds for any purpose which violates, or is inconsistent with, Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

      5.5 FINANCIAL COVENANTS. The Agent shall determine compliance with the following financial covenants based upon the most recent financial statements dated as of the end of a fiscal quarter delivered to the Agent pursuant to
Section 5.2(b) (subject to revisions on subsequent testing dates based upon audited financial statements delivered pursuant to Section 5.2(a)) or, if any Acquisitions have occurred that are not reflected in such financial statements and the inclusion of the financial effects of such Acquisitions are expressly stated to be included in the financial covenants below, based upon historical proforma financial statements for the Borrower and its Subsidiaries as of such date and for the appropriate period that are prepared by the Borrower in accordance with Section 1.3(c) and presented to the Agent in accordance with
Section 5.2(c).

            (a) NET WORTH. The Borrower shall not permit the consolidated Net Worth of the Borrower as of the last day of each fiscal quarter to be less than the sum of (i) 85% of the consolidated Net Worth of the Borrower as reflected in the audited financial statements for December 31, 1997, plus (ii) 50% of the cumulative quarterly consolidated net earnings for each fiscal quarter since such date during which the Borrower has positive consolidated net earnings (provided that in calculating the foregoing, the financial results and balance sheet effects of any Acquisition shall be included in such calculations on a pro forma basis for the full period), plus (iii) 75% of the net proceeds resulting from any sale or issuance of any stock of the Borrower or its Subsidiaries since such date.

            (b) SENIOR FUNDED DEBT TO EBITDA RATIO. As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit the ratio of (i) the consolidated Funded Debt of the Borrower less the consolidated Subordinated Debt of the Borrower as of the end of the fiscal quarter then ended to (ii) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, to be greater than
3.00 to 1.00 (provided that in calculating the foregoing, the financial results and balance sheet effects of any Acquisition shall be included in such calculations on a pro forma basis for the full period and on the relevant dates).

            (c) FUNDED DEBT TO EBITDA RATIO. As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit the ratio of (i) the consolidated Funded Debt of the Borrower as of the end of the fiscal quarter then ended to (ii) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, to be greater than 4.00 to 1.00 (provided that in calculating the foregoing, the financial results and balance sheet effects of any Acquisitions shall be included in such calculations on a pro forma basis for the full period and on the relevant dates).

            (d) FIXED CHARGE COVERAGE RATIO. As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of (i) the consolidated EBIT of the Borrower for the preceding four fiscal quarters then ended less consolidated cash taxes paid by the Borrower during the preceding four fiscal quarters then ended to (ii) the consolidated interest expense of the Borrower for the preceding four fiscal quarters then ended plus the consolidated scheduled principal payments on long-term debt of the Borrower during such period, to be less than 1.25 to 1.00 (provided that in calculating the foregoing, the financial results and balance sheet effects of any Acquisitions shall be included in such calculations on a proforma basis for the full period and on the relevant dates).

            (e) CAPITAL EXPENDITURES. The Borrower shall not permit the consolidated Restricted Capital Expenditures of the Borrower during any four quarter period, net of the trade-in value of any motorcoaches disposed of by trade-in during such period, to exceed the greater of $30,000,000 or 30% of the Consolidated Net Worth of the Borrower as of the end of such period.

      5.6   DEBT.

            (a) The Borrower shall not permit any Restricted Entity to create, assume, incur, suffer to exist, or in any manner become liable, directly, indirectly, or contingently in respect of, any Debt other than Permitted Debt.

            (b) The Borrower shall not permit any Restricted Entity to make any payment on or with respect to, or purchase, redeem, defease, or otherwise acquire or retire for value any amount of any Subordinated Debt prior to the stated due dates or maturities thereof. This prohibition specifically prohibits optional redemptions, change of control redemptions, and asset sale redemptions under the Senior Subordinated Notes. The Borrower shall not amend, supplement, or otherwise modify any of the terms or conditions of any Subordinated Debt (other than any such amendment, supplement, or modification which would extend the maturities of or reduce the amounts of any payments of principal, interest, fees, or other amounts, any modification which would render the terms of such Subordinated Debt less restrictive, or any non-material administrative amendment which imposes no new restrictions, but in no event any modification in the subordination provisions thereof).

      5.7 LIENS. The Borrower shall not permit any Restricted Entity to create, assume, incur, or suffer to exist any Lien on any of its real or personal property whether now owned or hereafter acquired, or assign any right to receive its income, except for Permitted Liens.

      5.8   OTHER OBLIGATIONS.

            (a) The Borrower shall not permit any Restricted Entity to create, incur, assume, or suffer to exist any obligations in respect of unfunded vested benefits under any pension Plan or deferred compensation agreement.

            (b) The Borrower shall not permit any Restricted Entity to create, incur, assume, or suffer to exist any obligations in respect of Derivatives, other than Derivatives used by any Restricted Entity in such Restricted Entity's respective business operations in aggregate notional quantities not to exceed the reasonably anticipated consumption of such Restricted Entity of the underlying commodity for the relevant period, but no Derivatives which are speculative in nature.

      5.9 CORPORATE TRANSACTIONS. The Borrower shall not permit any Restricted Entity to (a) merge, consolidate, or amalgamate with another Person, or liquidate, wind up, or dissolve itself (or take any action towards any of the foregoing), (b) make any Acquisition, or (c) convey, sell, lease, assign, transfer, or otherwise dispose of any of its property, businesses, or other assets outside of the ordinary course of business except that:

            (i) Any Subsidiary of the Borrower may merge, consolidate, or amalgamate into any wholly owned Subsidiary of the Borrower or convey, sell, lease, assign, transfer, or otherwise dispose of any of its assets to any wholly-owned Subsidiary of the Borrower (and if such disposition transfers all or substantially all of the assets of transferring Subsidiary, such subsidiary may then liquidate, wind up, or dissolve itself); provided that the wholly-owned Subsidiary is the surviving or acquiring Subsidiary;

            (ii) Any Subsidiary of the Borrower may make any Acquisition (by purchase or merger) provided that (A) the Subsidiary of the Borrower is the acquiring or surviving entity, (B) the aggregate consideration paid or incurred by the Restricted Entities (in either case including cash, indebtedness, assumed indebtedness, transaction related contractual payments, including amounts payable under noncompete, consulting, and similar agreements, preferred stock, and stock of Subsidiaries, but excluding common stock of the Borrower and excluding Subordinated Debt of the Borrower) in connection with any Acquisition does not exceed $35,000,000, (C) no Default or Event of Default exists and the Acquisition would not reasonably be expected to cause a Default or Event of Default (including any default under Section 5.5 with respect to historical and future proforma financial status and results), (D) the acquired assets are in substantially the same business as the Borrower or any of its Subsidiaries, and (E) the transaction is not hostile, as reasonably determined by the Agent; and

            (iii) Any Subsidiary of the Borrower may merge, consolidate, or amalgamate with another Person with the other Person as the surviving entity or convey, sell, lease, assign, transfer, or otherwise dispose of any of its assets to another Person (and if such disposition transfers all or substantially all of the assets of transferring Subsidiary, such Subsidiary may then liquidate, wind up, or dissolve itself) provided that the result of such transaction would not cause the net book value of the assets of the Restricted Entities so merged out of the Subsidiaries of the Borrower or disposed of during any fiscal year of the Borrower to exceed 10% of the consolidated book value, net of depreciation, of the transportation equipment of the Borrower as of the end of the prior fiscal year of the Borrower.

In connection with any mergers or dispositions described in paragraph (iii) above, and provided that no Default or Event of Default exists or would be caused thereby, upon reasonable advance written notice from the Borrower of the intent to so merge or dispose of assets, the Agent shall release at the Borrower's expense any obligations under the Guaranty of any Subsidiary so merged and the Lien of the Agent in any assets so disposed of and shall execute and deliver in favor of such Subsidiary any releases reasonably requested by the Borrower to evidence such release.

      5.10 DISTRIBUTIONS. The Borrower shall not (a) declare or pay any dividends; (b) purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such, whether in cash, assets, or in obligations of it; (c) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of, any shares of its capital stock; or (d) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock.

      5.11 TRANSACTIONS WITH AFFILIATES. The Borrower shall not permit any Restricted Entity to enter into any transaction directly or indirectly with or for the benefit of an Affiliate except transactions with an Affiliate for the leasing of property, the rendering or receipt of services, or the purchase or sale of inventory or other assets in the ordinary course of business if the monetary or business consideration arising from such a transaction would be substantially as advantageous to such Restricted Entity as the monetary or business consideration which such Restricted Entity would obtain in a comparable arm's length transaction.

      5.12  INSURANCE.

            (a) The Borrower shall cause each Restricted Entity to maintain insurance with responsible and reputable insurance companies or associations reasonably acceptable to the Agent in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Persons operate. Without limiting the foregoing, the Borrower shall maintain insurance coverage for the Restricted Entities equal to or better than, on an item by item basis for each item, the coverage for the Restricted Entities existing on the date of this Agreement. The Borrower shall deliver to the Agent certificates evidencing such policies or copies of such policies at the Agent's request following a reasonable period to obtain such certificates taking into account the jurisdiction where the insurance is maintained.

            (b) All policies of the Restricted Entities representing property insurance shall name the Agent as mortgagee or loss payee and have standard lender rights in a form satisfactory to the Agent. All policies representing liability insurance of the Restricted Entities shall name the Agent and the Banks as additional named insureds in a form satisfactory to the Agent. All proceeds of any such property insurance shall be paid directly to the Agent. If no Event of Default exists, the Agent shall dispose of such proceeds in accordance with the instructions of the Borrower, otherwise such proceeds shall be applied to the Credit Obligations in accordance with Section 6.9. All proceeds of such liability insurance coverage for the Agent and the Banks shall be paid as directed by the Agent to indemnify the Agent or the applicable Bank for the liability covered. In the event that the proceeds are paid to any Restricted Entity in violation of the foregoing, the Restricted Entity shall hold the proceeds in trust for the Agent, segregate the proceeds from the other funds of such Restricted Entity, and promptly pay the proceeds to the Agent with any necessary endorsement. The Agent shall have the right, but not the obligation, during the existence of an Event of Default, to make proof of loss under, settle and adjust any claim under, and receive the proceeds under the insurance, and the reasonable expenses incurred by the Agent in the adjustment and collection of such proceeds shall be paid by the Borrower. The Borrower irrevocably appoints the Agent as its attorney in fact to take such actions in its name. If the Agent does not take such actions, the Borrower may take such actions subject to the approval of any final action by the Agent. The Agent shall not be liable or responsible for failure to collect or exercise diligence in the collection of any proceeds.

      5.13 INVESTMENTS. The Borrower shall not permit any Restricted Entity to make or hold any direct or indirect investment in any Person, including capital contributions to the Person, investments in the debt or equity securities of the Person, and loans, guaranties, trade credit, or other extensions of credit to the Person, except for Permitted Investments and normal and reasonable advances in the ordinary course of business to officers and employees.

      5.14 LINES OF BUSINESS. The Borrower shall not permit the Restricted Entities to change the character of their business as conducted on the date of this Agreement, or engage in any type of business not reasonably related to such business as presently and normally conducted; provided that nothing contained in the foregoing shall prohibit any Restricted Entity from (a) expanding its business into any of the other types of businesses of any of the other Restricted Entities as of the date of this Agreement or (b) entering into and expanding into business in the taxicab industry.

      5.15 COMPLIANCE WITH LAWS. The Borrower shall cause each Restricted Entity to comply with all federal, state, and local laws and regulations which are applicable to the operations and property of such Persons and which the failure to comply with could reasonably be expected to cause a Material Adverse Change.

      5.16 ENVIRONMENTAL COMPLIANCE. The Borrower shall cause each Restricted Entity to comply with all Environmental Laws and obtain and comply with all related permits necessary for the ownership and operation of any such Person's properties which the failure to comply with could reasonably be expected to cause a Material Adverse Change. The Borrower shall cause each Restricted Entity to promptly disclose to the Agent any notice to or investigation of such Persons for any violation or alleged violation of any Environmental Law in connection with any such

Person's presently or previously owned properties which represent liabilities which could reasonably be expected to cause a Material Adverse Change. The Borrower shall not permit any Restricted Entity to create, handle, transport, use, or dispose of any Hazardous Materials on or about any such Person's properties; release any Hazardous Materials into the environment in connection with any such Person's operations or contaminate any properties with Hazardous Materials; or own properties contaminated by any Hazardous Materials, in each case except in compliance with all Environmental Laws and related permits such that such actions could not reasonably be expected to cause a Material Adverse Change. For the purposes of this Section 5.16, any losses covered by the Borrower's reserve for environmental losses set forth on its most recent consolidated balance sheet shall be excluded in determining whether any Material Adverse Change has occurred.

      5.17 ERISA COMPLIANCE. The Borrower shall cause each Restricted Entity to
(i) comply in all material respects with all applicable provisions of ERISA and prevent the occurrence of any Reportable Event or Prohibited Transaction with respect to, or the termination of, any of their respective Plans where the failure to do so could reasonably be expected to cause a Material Adverse Change and (ii) not create or participate in any employee pension benefit plan covered by Title IV of ERISA or any multiemployer plan under Section 4001(a)(3) of ERISA.

      5.18 PAYMENT OF CERTAIN CLAIMS. The Borrower shall cause each Restricted Entity to pay and discharge, before the same shall become delinquent, (a) all taxes, assessments, levies, and like charges imposed upon any such Person or upon any such Person's income, profits, or property by authorities having competent jurisdiction prior to the date on which penalties attach thereto except for tax payments being contested in good faith for which adequate reserves have been made and reported in accordance with generally accepted accounting principals and which could not reasonably be expected to cause a Material Adverse Change, (b) all lawful claims which are secured by or which, if unpaid, would by law become secured by a Lien upon any such Person's property, and (c) all trade payables and current operating liabilities, unless the same are less than 90 days past due or are being contested in good faith, have adequate reserves established and reported in accordance with general accepted accounting principals, and could not reasonably be expected to cause a Material Adverse Change.

      5.19 NEW SUBSIDIARIES. (a) Upon the formation or acquisition of any new Subsidiary or when required under paragraph (b) below with respect to any Subsidiary after the date of this Agreement, the Borrower shall and shall cause such Subsidiary to (i) promptly, but in any event within 10 days after the formation or acquisition of such Subsidiary, execute and deliver to the Agent such guaranties, security agreements, amendment agreements, and other documents and agreements as the Agent requests so that such Subsidiary guarantees and secures the Credit Obligations on the same terms as the existing Subsidiaries of the Borrower (including the execution and delivery of a Joinder Agreement in substantially the form of EXHIBIT G for the purpose of joining such Subsidiary as a party to the Guaranty and the Security Agreement or the execution of such new guaranties and security agreements as the Agent determines are necessary to have the same effect in different jurisdictions), (ii) as promptly as practicable after the formation or acquisition of such new Subsidiary, arrange for and obtain the repayment of any indebtedness necessary for the Restricted Entities' continued compliance with the restrictions on Debt described in clause
(f) of the definition of Permitted Debt, and (iii) as promptly as practicable after the formation or acquisition of such new

Subsidiary, arrange for and obtain the release of any Liens necessary for the Restricted Entities' continued compliance with the restrictions on Liens described in clause (c) of the definition of Permitted Liens. In connection therewith, if requested by the Agent, the Borrower shall provide corporate documentation and opinion letters reasonably satisfactory to the Agent reflecting the corporate status of such new Subsidiary of the Borrower and the enforceability of such agreements.

            (b) The Borrower may exempt from the requirements of paragraph (a) above any Insurance Subsidiaries and any Subsidiaries of the Borrower that are business entities formed and existing under the laws of Canada provided that such exempt Subsidiaries of the Borrower (the "Exempt Canadian Subsidiaries") meet the following requirements: (i) the Exempt Canadian Subsidiaries own and operate only assets domiciled in Canada, (ii) the aggregate outstanding amount of cash investments and loans made by the Borrower and its Subsidiaries that are not Exempt Canadian Subsidiaries to the Exempt Canadian Subsidiaries does not exceed $3,500,000 until the stock pledges related to the Exempt Canadian Subsidiaries existing on the date of this Agreement have been completed as contemplated in clause (vi) below and $10,000,000 thereafter, (iii) the consolidated assets of the Exempt Canadian Subsidiaries do not exceed 20% of the consolidated assets of the Borrower, (iv) the consolidated revenues of the Exempt Canadian Subsidiaries for any fiscal quarter of the Borrower do not exceed 20% of the consolidated revenues of the Borrower for such fiscal quarter (provided that for both (iii) and (iv) above, the financial results and balance sheet effects of any Acquisitions shall be included in such calculations for the full period and on the relevant dates), (v) no Exempt Canadian Subsidiary shall have executed any guaranty of, or shall otherwise have any repayment obligations with respect to, any other Debt of the Borrower or any other Credit Party, and
(vi) 65% of the stock of each Exempt Canadian Subsidiary has been pledged to the Agent under a Canadian Pledge Agreement within 90 days after the date of this Agreement, with respect to Exempt Canadian Subsidiaries existing on the date of this Agreement, and within 45 days after formation or acquisition, with respect to Exempt Canadian Subsidiaries formed or acquired after the date of this Agreement (and in connection therewith the Borrower shall provide corporate documentation and opinion letters reasonably satisfactory to the Agent reflecting the corporate status of such new Subsidiary of the Borrower and the enforceability of such agreements). The Agent shall have no obligation to release any stock pledged under this paragraph (b) once pledged, whether or not any Subsidiary remains an Exempt Canadian Subsidiary. At any time any of the foregoing requirements set forth in clauses (i), (ii), (iii), (iv), (v), or (vi) above are no longer satisfied, then the Borrower shall cause some or all of the Exempt Canadian Subsidiaries to promptly comply with the requirements of paragraph (a) to the extent necessary to maintain the requirements for exemption for the remaining Exempt Canadian Subsidiaries.

      5.20 POST-CLOSING COLLATERAL PERFECTION. Within 120 days after the date of this Agreement, the Borrower shall have (i) arranged for and obtained the repayment of any indebtedness of the Subsidiaries identified on Schedule III hereof (hereinafter referred to as the "Recently Acquired Subsidiaries") necessary for the Restricted Entities' continued compliance with the restrictions on Debt described in clause (f) of the definition of Permitted Debt, (ii) arranged for and obtained the release of any Liens on property of the Recently Acquired Subsidiaries necessary for the Restricted Entities' continued compliance with the restrictions on Liens described in clause (c) of the definition of Permitted Liens, and (iii) perfected the Lien of the Agent on all property constituting Collateral

(as defined in the Security Agreement) of the Recently Acquired Subsidiaries, except as otherwise contemplated by the Security Agreement.

ARTICLE 6.  DEFAULT AND REMEDIES.

      6.1 EVENTS OF DEFAULT. Each of the following shall be an "Event of Default" for the purposes of this Agreement and for each of the Credit
Documents:

            (a) PAYMENT FAILURE. The Borrower (i) fails to pay when due any principal amounts due under this Agreement or any other Credit Document or (ii) fails to pay when due any interest, fees, reimbursements, indemnifications, or other amounts due under this Agreement or any other Credit Document and such failure has not been cured within five Business Days;

            (b) FALSE REPRESENTATION. Any written representation or warranty made by any Credit Party or any Responsible Officer thereof in this Agreement or in any other Credit Document proves to have been false or erroneous in any material respect at the time it was made or deemed made;

            (c) BREACH OF COVENANT. (i) Any breach by the Borrower of any of the covenants contained in Sections 5.1(a) (with respect to the Borrower), 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.13, or 5.19 or (ii) any breach by the
Borrower of any other covenants contained in this Agreement, or any other Credit Document and such breach is not cured within 30 days following the earlier of knowledge of such breach by the Borrower or the receipt of written notice thereof from the Agent;

            (d) SECURITY DOCUMENTS. Any Security Document shall at any time and for any reason cease to create the Lien on the property purported to be subject to such agreement in accordance with the terms of such agreement, or cease to be in full force and effect, or shall be contested by any party thereto;

            (e) GUARANTY. (i) the Guaranty shall at any time and for any reason cease to be in full force and effect with respect to any Guarantor (except as permitted under Section 5.9 hereof) or shall be contested by any Guarantor, or any Guarantor shall deny it has any further liability or obligation thereunder,
(ii) any breach by any Guarantor of any of the covenants contained in Sections
1.1 or 1.2 of the Guaranty, or (iii) or any breach by any Guarantor of any other covenants contained in the Guaranty or any other Credit Document and such breach is not cured within 10 days following the earlier of knowledge of such breach by such Guarantor or the receipt of written notice thereof from the Agent;

            (f) MATERIAL DEBT DEFAULT. (i) Any principal, interest, fees, or other amounts due on any Debt of any Restricted Entity (other than the Credit Obligations) is not paid when due, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, and such failure is not cured within the applicable grace period, if any, and the aggregate amount of all Debt of such Persons so in default exceeds $1,000,000; (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any Debt of any such Person (other than the Credit Obligations) the effect of which is to accelerate or to permit the acceleration of the maturity of any such Debt, whether or not any such Debt is actually accelerated, and such event or condition shall not be cured within the applicable grace period, if any, and the aggregate amount of all Debt of such Persons so in default exceeds $1,000,000; (iii) any Debt of any such Person shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled prepayment) prior to the stated maturity thereof, and the aggregate amount of all Debt of such Persons so accelerated exceeds $1,000,000; or (iv) any default or event of default, however denominated, occurs under the Swing Line Note;

            (g) BANKRUPTCY AND INSOLVENCY. (i) there shall have been filed against any Restricted Entity or any such Person's properties, without such Person's consent, any petition or other request for relief seeking an arrangement, receivership, reorganization, liquidation, or similar relief under bankruptcy or other laws for the relief of debtors and such request for relief
(A) remains in effect for 60 or more days, whether or not consecutive, or (B) is approved by a final nonappealable order, or (ii) any such Person consents to or files any petition or other request for relief of the type described in clause
(i) above seeking relief from creditors, makes any assignment for the benefit of creditors or other arrangement with creditors, or admits in writing such Person's inability to pay such Person's debts as they become due;

            (h) ADVERSE JUDGMENT. The aggregate outstanding amount of judgments against the Restricted Parties not discharged or stayed pending appeal or other court action within 30 days following entry is greater than $1,000,000; or

            (i) CHANGE OF CONTROL. There shall occur any Change of Control.

      6.2 TERMINATION OF COMMITMENTS. Upon the occurrence of any Event of Default under Section 6.1(g), all of the commitments of the Agent and the Banks hereunder shall terminate. During the existence of any Event of Default other than an Event of Default under Section 6.1(g), the Agent shall at the request of the Majority Banks declare by written notice to the Borrower all of the commitments of the Agent and the Banks hereunder terminated, whereupon the same shall immediately terminate.

      6.3 ACCELERATION OF CREDIT OBLIGATIONS. Upon the occurrence of any Event of Default under Section 6.1(g), the aggregate outstanding principal amount of all loans made hereunder, all accrued interest thereon, and all other Credit Obligations shall immediately and automatically become due and payable. During the existence of any Event of Default other than an Event of Default under
Section 6.1(g), the Agent shall at the request of the Majority Banks declare by written notice to the Borrower the aggregate outstanding principal amount of all loans made hereunder, all accrued interest thereon, and all other Credit Obligations to be immediately due and payable, whereupon the same shall immediately become due and payable. In connection with the foregoing, except for the notice provided for above, the Borrower waives notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices.

      6.4 CASH COLLATERALIZATION OF LETTERS OF CREDIT. Upon the occurrence of any Event of Default under Section 6.1(g), the Borrower shall pay to the Agent an amount equal to the Letter of

Credit Exposure allocable to the Letters of Credit requested by the Borrower to be held in the Letter of Credit Collateral Account for disposition in accordance with Section 2.2(g). During the existence of any Event of Default other than an Event of Default under Section 6.1(g), the Agent shall at the request of the Majority Banks require by written notice to the Borrower that the Borrower pay to the Agent an amount equal to the Letter of Credit Exposure allocable to the Letters of Credit requested by the Borrower to be held in the Letter of Credit Collateral Account for disposition in accordance with Section 2.2(g), whereupon the Borrower shall pay to the Agent such amount for such purpose.

      6.5 DEFAULT INTEREST. If any Event of Default exists, the Agent shall at the request of the Majority Banks declare by written notice to the Borrower that the Credit Obligations specified in such notice shall bear interest beginning on the date specified in such notice until paid in full at the applicable Default Rate for such Credit Obligations, whereupon the Borrower shall pay such interest to the Agent for the benefit of the Agent and the Banks, as applicable, upon demand by the Agent.

      6.6 RIGHT OF SETOFF. During the existence of an Event of Default, the Agent and each Bank is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any indebtedness owed by the Agent or such Bank to the Borrower against any and all of the obligations of the Borrower under this Agreement and the Credit Documents, irrespective of whether or not the Agent or such Bank shall have made any demand under this Agreement or the Credit Documents and although such obligations may be contingent and unmatured. The Agent and each Bank, as the case may be, agrees promptly to notify the Borrower after any such setoff and application made by such party provided that the failure to give such notice shall not affect the validity of such setoff and application.

      6.7 ACTIONS UNDER CREDIT DOCUMENTS. Following an Event of Default, the Agent shall at the request of the Majority Banks take any and all actions permitted under the other Credit Documents, including the Guaranty and the Security Documents.

      6.8 REMEDIES CUMULATIVE. No right, power, or remedy conferred to the Agent or the Banks in this Agreement and the Credit Documents, or now or hereafter existing at law, in equity, by statute, or otherwise, shall be exclusive, and each such right, power, or remedy shall to the full extent permitted by law be cumulative and in addition to every other such right, power, or remedy. No course of dealing and no delay in exercising any right, power, or remedy conferred to the Agent or the Banks in this Agreement and the Credit Documents, or now or hereafter existing at law, in equity, by statute, or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

      6.9 APPLICATION OF PAYMENTS. Prior to an Event of Default, all payments made hereunder shall be applied to the Credit Obligations as directed by the Borrower, subject to the rules regarding the application of payments to certain Credit Obligations provided for hereunder and in the Credit Documents. During the existence of an Event of Default, all payments and collections shall be applied to the Credit Obligations in the following order:

            First, to the payment of the costs, expenses, reimbursements (other than reimbursement obligations with respect to draws under Letters of Credit), and indemnifications of the Agent that are due and payable under the Credit Documents;

            Then, ratably to the payment of the costs, expenses, reimbursements (other than reimbursement obligations with respect to draws under Letters of Credit), and indemnifications of the Banks that are due and payable under the Credit Documents;

            Then, ratably to the payment of all accrued but unpaid interest and fees and obligations under Interest Hedge Agreements due and payable under the Credit Documents;

            Then, ratably to the payment of all outstanding principal and reimbursement obligations for draws under Letters of Credit due and payable under the Credit Documents;

            Then, ratably to the payment of any other amounts due and owing with respect to the Credit Obligations; and

            Finally, any surplus held by the Agent and remaining after payment in full of all the Credit Obligations and reserve for Credit Obligations not yet due and payable shall be promptly paid over to the Borrower or to whomever may be lawfully entitled to receive such surplus. All applications shall be distributed in accordance with
            Section 2.10(a).

ARTICLE 7.  THE AGENT AND THE ISSUING BANK

      7.1 AUTHORIZATION AND ACTION. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof and of the other Credit Documents, together with such powers as are reasonably incidental thereto. Statements under the Credit Documents that the Agent may take certain actions, without further qualification, means that the Agent may take such actions with or without the consent of the Banks or the Majority Banks, but where the Credit Documents expressly require the determination of the Banks or the Majority Banks, the Agent shall not take any such action without the prior written consent thereof. As to any matters not expressly provided for by this Agreement or any other Credit Document (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement, any other Credit Document, or applicable law.

      7.2 RELIANCE, ETC. Neither the Agent, the Issuing Bank, nor any of their respective Related Parties (for the purposes of this Section 7.2, collectively, the "Indemnified Parties") shall be liable for any action taken or omitted to be taken by any Indemnified Party under or in connection with this Agreement or the other Credit Documents, INCLUDING ANY INDEMNIFIED PARTY'S OWN NEGLIGENCE, except for any Indemnified Party's gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent and the Issuing Bank: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties, or representations made in or in connection with this Agreement or the other Credit Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any other Credit Document on the part of the Credit Parties or to inspect the property (including the books and records) of the Credit Parties; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Credit Document; and (f) shall incur no liability under or in respect of this Agreement or any other Credit Document by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telecopier or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

      7.3 AFFILIATES. With respect to its Commitments, the Advances made by it, its interests in the Letters of Credit, and the Notes issued to it, the Agent and the Issuing Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent. The term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Agent and the Issuing Bank in their individual capacity. The Agent, the Issuing Bank, and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Credit Party, and any Person who may do business with or own securities of any Credit Party, all as if the Agent were not an agent hereunder and the Issuing Bank were not the issuer of Letters of Credit hereunder and without any duty to account therefor to the Banks.

      7.4 BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the Financial Statements and the Interim Financial Statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it shall, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      7.5 EXPENSES. To the extent not paid by the Borrower, each Bank severally agrees to pay to the Agent and the Issuing Bank on demand such Bank's Percentage of the following: (a) all reasonable out-of-pocket costs and expenses of the Agent and the Issuing Bank in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement and the other Credit Documents, including the reasonable fees and expenses of outside counsel for the Agent and the Issuing Bank with respect to advising the Agent and the Issuing Bank as to their respective rights and responsibilities under this Agreement and the Credit Documents, and (b) all out-of-pocket costs and expenses of the Agent and the Issuing Bank in connection with the preservation or enforcement of the rights of the Agent, the Issuing Bank, and the Banks under this Agreement and the other Credit Documents, whether through negotiations, legal proceedings, or otherwise, including fees and expenses of counsel for the Agent and the Issuing Bank. The provisions of this paragraph shall survive the repayment and termination of the credit provided for under this Agreement and any purported termination of this Agreement which does not expressly refer to this paragraph.

      7.6 INDEMNIFICATION. To the extent not reimbursed by the Borrower, each Bank severally agrees to protect, defend, indemnify, and hold harmless the Agent, the Issuing Bank, and each of their respective Related Parties (for the purposes of this Section 7.6, collectively, the "Indemnified Parties"), from and against all demands, claims, actions, suits, damages, judgments, fines, penalties, liabilities, and out-of-pocket costs and expenses, including reasonable costs of attorneys and related costs of experts such as accountants (collectively, the "Indemnified Liabilities"), actually incurred by any Indemnified Party which are related to any litigation or proceeding relating to this Agreement, the Credit Documents, or the transactions contemplated thereunder, INCLUDING ANY INDEMNIFIED LIABILITIES CAUSED BY ANY INDEMNIFIED PARTY'S OWN NEGLIGENCE, but not Indemnified Liabilities which are a result of any Indemnified Party's gross negligence or willful misconduct. The provisions of this paragraph shall survive the repayment and termination of the credit provided for under this Agreement and any purported termination of this Agreement which does not expressly refer to this paragraph.

      7.7 SUCCESSOR AGENT AND ISSUING BANK. The Agent or the Issuing Bank may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Majority Banks upon receipt of written notice from the Majority Banks to such effect. Upon receipt of notice of any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent or Issuing Bank with the consent of the Borrower, which consent shall not be unreasonably withheld. If no successor Agent or Issuing Bank shall have been so appointed by the Majority Banks with the consent of the Borrower, and shall have accepted such appointment, within 30 days after the retiring Agent's or Issuing Bank's giving of notice of resignation or the Majority Banks' removal of the retiring Agent or Issuing Bank, then the retiring Agent or Issuing Bank may, on behalf of the Banks and the Borrower, appoint a successor Agent or Issuing Bank, which shall be, in the case of a successor agent, a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000 and, in the case of the Issuing Bank, Facility A Bank. Upon the acceptance of any appointment as Agent or Issuing Bank by a successor Agent or Issuing Bank, such successor Agent or Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Agent or Issuing Bank, and the retiring Agent or Issuing Bank shall be discharged from any duties and obligations under this Agreement and the other Credit Documents after such acceptance, except that the retiring Issuing Bank shall remain the Issuing Bank with respect to any Letters of Credit outstanding on the effective date of its resignation or removal and the provisions affecting the Issuing Bank with respect to such Letters of Credit shall inure to the benefit of the retiring Issuing Bank until the termination of all such Letters of Credit. After any

Agent's or Issuing Bank's resignation or removal hereunder as Agent or Issuing Bank, the provisions of this Article 7 shall inure to such Person's benefit as to any actions taken or omitted to be taken by such Person while such Person was Agent or Issuing Bank under this Agreement and the other Credit Documents.

ARTICLE 8.  MISCELLANEOUS.

      8.1 EXPENSES. The Borrower shall pay on demand of the applicable party specified herein (a) all reasonable out-of-pocket costs and expenses of the Agent and the Issuing Bank in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement and the other Credit Documents, including the reasonable fees and expenses of outside counsel for the Agent and the Issuing Bank, and (b) all out-of-pocket costs and expenses of the Agent, the Issuing Bank, and each Bank in connection with the preservation or enforcement of their respective rights under this Agreement and the other Credit Documents, whether through negotiations, legal proceedings, or otherwise, including fees and expenses of counsel for the Agent, the Issuing Bank, and each Bank. The provisions of this paragraph shall survive the repayment and termination of the credit provided for under this Agreement and any purported termination of this Agreement which does not expressly refer to this paragraph.

      8.2 INDEMNIFICATION. The Borrower agrees to protect, defend, indemnify, and hold harmless the Agent, the Issuing Bank, each Bank, and each of their respective Related Parties (for the purposes of this Section 8.2, collectively, the "Indemnified Parties"), from and against all demands, claims, actions, suits, damages, judgments, fines, penalties, liabilities, and out-of-pocket costs and expenses, including reasonable costs of attorneys and related costs of experts such as accountants (collectively, the "Indemnified Liabilities"), actually incurred by any Indemnified Party which are related to any litigation or proceeding relating to this Agreement, the Credit Documents, or the transactions contemplated thereunder, INCLUDING ANY INDEMNIFIED LIABILITIES CAUSED BY ANY INDEMNIFIED PARTY'S OWN NEGLIGENCE, but not Indemnified Liabilities which are a result of any Indemnified Party's gross negligence or willful misconduct. The provisions of this paragraph shall survive the repayment and termination of the credit provided for under this Agreement and any purported termination of this Agreement which does not expressly refer to this paragraph.

      8.3 MODIFICATIONS, WAIVERS, AND CONSENTS. No modification or waiver of any provision of this Agreement or the Notes, nor any consent required under this Agreement or the Notes, shall be effective unless the same shall be in writing and signed by the Agent and Majority Banks and the Borrower, and then such modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no modification, waiver, or consent shall, unless in writing and signed by the Agent, all the Banks, and the Borrower do any of the following: (a) waive any of the conditions specified in Section 3.1 or 3.2, (b) increase the Commitments of the Banks, (c) forgive or reduce the amount or rate of any principal, interest, or fees payable under the Credit Documents, or postpone or extend the time for payment thereof, (d) release any Guaranty or any material collateral securing the Credit Obligations (except as otherwise permitted or required herein), or
(e) change the percentage of Banks required to take any action under this Agreement, the Notes, or the Security Agreement, including any amendment of the definition of "Majority Banks" or this Section 8.3. No modification, waiver, or consent shall, unless in writing and signed by the Agent or the Issuing Bank affect the rights or obligations of the Agent or the Issuing Bank, as the case may be, under the Credit Documents. The Agent shall not modify or waive or grant any consent under any other Credit Document of such action would be prohibited under this Section 8.3 with respect to the Credit Agreement or the Notes.

      8.4 SURVIVAL OF AGREEMENTS. All representations, warranties, and covenants of the Borrower in this Agreement and the Credit Documents shall survive the execution of this Agreement and the Credit Documents and any other document or agreement.

      8.5 ASSIGNMENT AND PARTICIPATION. This Agreement and the Credit Documents shall bind and inure to the benefit of the Borrower and their respective successors and assigns and the Agent and the Banks and their respective successors and assigns. The Borrower may not assign its rights or delegate its duties under this Agreement or any Credit Document.

            (a) ASSIGNMENTS. Any Bank may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving A Loan Commitment, its Revolving B Loan Commitment, the Advances owing to it, the Notes held by it, and the participation interest in the Letters of Credit owned by
it); provided, however, that (i) each such assignment affecting such Bank's Revolving A Loan Commitment shall be of a constant, and not a varying, percentage of all of such Bank's rights and obligations under this Agreement in respect of such Revolving A Loan Commitment, (ii) each such assignment affecting such Bank's Revolving B Loan Commitment shall be of a constant, and not a varying, percentage of all of such Bank's rights and obligations under this Agreement in respect of such Revolving B Loan Commitment, (iii) assignments of any Revolving A Loan Commitment shall be made in minimum amounts of $5,000,000 and be made in integral multiples of $1,000,000 and the assigning Bank, if it retains any Revolving A Loan Commitment, shall maintain at least $5,000,000 of such Revolving A Loan Commitment, (iv) assignments of any Revolving B Loan Commitment shall be made in minimum amounts of $5,000,000 and be made in integral multiples of $1,000,000 and the assigning Bank, if it retains any Revolving B Loan Commitment, shall maintain at least $5,000,000 of such Revolving B Loan Commitment, (v) each such assignment shall be to an Eligible Assignee, (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with the Note or Notes subject to such assignment, and
(vii) each Eligible Assignee (other than the Eligible Assignee of the Agent) shall pay to the Agent a $3,000 administrative fee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (B) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

            (b) TERM OF ASSIGNMENTS. By executing and delivering an Assignment and Acceptance, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency of value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the Financial Statements and Interim Financial Statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee shall, independently and without reliance upon the Agent, such Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it shall perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

            (c) THE REGISTER. The Agent shall maintain at its address referred to in Section 8.6 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, the Issuing Bank, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

            (d) PROCEDURES. Upon its receipt of an Assignment and Acceptance executed by a Bank and an Eligible Assignee, together with the Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed in the appropriate form, (i) accept such Assignment and Acceptance,
(ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for the surrendered Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if such Bank has retained any Commitment hereunder, a new Note to the order of such Bank in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall be in the appropriate form.

            (e) PARTICIPATION. Each Bank may sell participation to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without

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limitation, all or a portion of its Commitments, the Advances owing to it, its participation interest in the Letters of Credit, and the Notes held by it); provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Agent, and the Issuing Bank and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and (v) such Bank shall not require the participant's consent to any matter under this Agreement, except for change in the principal amount of the Notes, reductions in fees or interest, extending the applicable Maturity Date, or releasing any collateral or guarantor (except to the extent otherwise permitted herein or in any of the other Credit Documents). The Borrower hereby agrees that participants shall have the same rights under Sections 2.5, 2.6, 2.7, 2.8, 2.10, and 8.2 as a Bank to the extent of their respective participation.

      (f) ASSIGNMENTS OR PLEDGES TO FEDERAL RESERVE BANKS. In addition to the foregoing rights of assignment and participation, any Bank may assign or pledge any portion of its rights under this Agreement (including the Revolving Loan Advances owed to such Bank) to any Federal Reserve Bank in accordance with applicable law without notice to or the consent of the Borrower or the Agent, provided that (i) such Bank shall not be relieved of its obligations under this Agreement as a result thereof and (ii) in no event shall the Federal Reserve Bank be entitled to direct the actions of the pledging or assigning Bank under this Agreement.

      8.6 NOTICE. All notices and other communications under this Agreement and the Notes shall be in writing and mailed by certified mail (return receipt requested), telecopied, telexed, hand delivered, or delivered by a nationally recognized overnight courier, to the address for the appropriate party specified in SCHEDULE I or at such other address as shall be designated by such party in a written notice to the other parties. Mailed notices shall be effective when received. Telecopied or telexed notices shall be effective when transmission is completed or confirmed by telex answerback. Delivered notices shall be effective when delivered by messenger or courier. Notwithstanding the foregoing, notices and communications to the Agent pursuant to Article 2 or 7 shall not be effective until received by the Agent.

      8.7 CHOICE OF LAW. This Agreement and the Notes have been prepared, are being executed and delivered, and are intended to be performed in the State of Texas, and the substantive laws of the State of Texas and the applicable federal laws of the United States shall govern the validity, construction, enforcement, and interpretation of this Agreement and the Notes; provided however, Chapter 346 of the Texas Finance Code does not apply to this Agreement or the Notes. Each Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500 (1993 version).

      8.8 FORUM SELECTION. THE BORROWER IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT DOCUMENTS OR ANY TRANSACTIONS RELATED THERETO. THE BORROWER AGREES AND SHALL NOT

CONTEST THAT PROPER FORUM AND VENUE FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT DOCUMENTS OR ANY TRANSACTIONS RELATING THERETO ARE IN THE COURTS OF THE STATE OF TEXAS IN HARRIS COUNTY, TEXAS, AND THE FEDERAL COURTS LOCATED IN HARRIS COUNTY, TEXAS. THE BORROWER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE FOREGOING BASED UPON CLAIMS THAT THE FOREGOING COURTS ARE AN INCONVENIENT FORUM.

      8.9 SERVICE OF PROCESS. IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT DOCUMENTS OR ANY TRANSACTIONS RELATING THERETO, THE BORROWER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS OR NOTICE AND AGREES THAT SERVICE BY FIRST CLASS MAIL, RETURN RECEIPT REQUESTED, TO THE BORROWER AT ITS ADDRESS FOR NOTICES HEREUNDER, OR ANY OTHER FORM OF SERVICE PROVIDED FOR IN THE TEXAS CIVIL PRACTICE LAW AND RULES THEN IN EFFECT SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE UPON THE BORROWER.

      8.10 WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT DOCUMENTS OR ANY TRANSACTIONS RELATING THERETO.

      8.11 EXISTING SECURITY. This Agreement represents a full and complete amendment and restatement of the Credit Agreement dated as of August 13, 1997, among the Borrower, the Agent, and the Banks named therein, and that prior version is deemed replaced hereby as of the effectiveness of this Agreement. The indebtedness under such prior version of this Agreement continues under this Agreement and the execution of this Agreement does not indicate a payment, satisfaction, novation, or discharge thereof. All security and support for the indebtedness under the prior version of this Agreement continues to secure and support the indebtedness hereunder.

      8.12 COUNTERPARTS. This Agreement may be executed in multiple counterparts which together shall constitute one and the same instrument.

      8.13 NO FURTHER AGREEMENTS. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY
NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

      EXECUTED as of the date first above written.


                        BORROWER:

                        COACH USA, INC.


                        By: _____________________________
                              Raymond K. Turner
                              Treasurer


                        AGENT:

                        NATIONSBANK, N.A., as Agent


                        By: _____________________________
                              John J. O'Neill
                              Senior Vice President


                        FACILITY A BANK:

                        NATIONSBANK, N.A.


                        By: _____________________________
                              John J. O'Neill
                              Senior Vice President

                        FACILITY A BANK:


                        BANK ONE, TEXAS, N.A.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:

                        FIRST UNION NATIONAL BANK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        WELLS FARGO BANK, NATIONAL
                        ASSOCIATION


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:

                        FLEET BANK, N.A.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        SUMMIT BANK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:

                        GUARANTY FEDERAL BANK, F.S.B.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        COMERICA BANK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        NATIONAL CITY BANK OF KENTUCKY


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        PARIBAS


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        HIBERNIA NATIONAL BANK

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        NATEXIS BANQUE BFCE

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        THE BANK OF NEW YORK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        THE BANK OF NOVA SCOTIA


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        THE FUJI BANK, LIMITED

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        THE BANK OF TOKYO-MITSUBISHI, LTD.

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY A BANK:


                        UNION BANK OF CALIFORNIA, N.A.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        THE BANK OF NOVA SCOTIA

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        NATIONSBANK, N.A.


                        By: ______________________________
                              John J. O'Neill
                              Senior Vice President

                        FACILITY B BANK:


                        CHASE BANK OF TEXAS, N.A.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        COMERICA BANK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        THE FUJI BANK, LIMITED

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        NATIONAL CITY BANK OF KENTUCKY



                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        THE BANK OF NEW YORK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        FIRST UNION NATIONAL BANK

                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        GUARANTY FEDERAL BANK, F.S.B.


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                        FACILITY B BANK:


                        SUMMIT BANK


                        By: ______________________________
                        Name: ____________________________
                        Title: ___________________________

                                    ANNEX A

                         REVOLVING A LOAN COMMITMENTS

FACILITY A BANK                           REVOLVING A LOAN COMMITMENT

NationsBank, N.A.                               $ 37,500,000
Bank One, Texas, N.A.                           $ 30,000,000
First Union National Bank                       $ 30,000,000
Wells Fargo Bank, National Association          $ 30,000,000
Fleet Bank, N.A.                                $ 22,500,000
Summit Bank                                     $ 22,500,000
Guaranty Federal Bank F.S.B.                    $ 20,000,000
Comerica Bank                                   $ 15,000,000
National City Bank of Kentucky                  $ 15,000,000
Paribas                                         $ 12,500,000
Hibernia National Bank                          $ 10,000,000
Natexis Banque BFCE                             $ 10,000,000
The Bank of New York                            $ 10,000,000
The Bank of Nova Scotia                         $ 10,000,000
The Fuji Bank, Limited, Houston Agency          $ 10,000,000
The Bank of Tokyo-Mitsubishi Ltd.               $  7,500,000
Union Bank of California, N.A.                  $  7,500,000
                                                -----------
Total Revolving A Loan Commitments              $300,000,000